                                       PROSPECTUS
                                       FEBRUARY 28, 2003

PRUDENTIAL
HIGH YIELD FUND, INC.


                                       FUND TYPE
                                       Junk Bond

                                       OBJECTIVE

                                       Current income and capital appreciation
                                       (as a secondary objective)

                                       IMPORTANT CHANGE
                                       See "How to Exchange Your Shares" Section for details.

                                       As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Prudential Financial is a service mark
of The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.


                                                               [PRUDENTIAL LOGO]

Table of Contents

1    Risk/Return Summary
1    Investment Objectives and Principal Strategies
1    Principal Risks
2    Evaluating Performance
4    Fees and Expenses

6    How the Fund Invests
6    Investment Objectives and Policies
8    Other Investments and Strategies
14   Investment Risks

20   How the Fund is Managed
20   Board of Directors
20   Manager
20   Investment Adviser
22   Distributor

23   Fund Distributions and Tax Issues
23   Distributions
24   Tax Issues
25   If You Sell or Exchange Your Shares

27   How to Buy, Sell and Exchange Shares of the Fund
27   How to Buy Shares
38   How to Sell Your Shares
42   How to Exchange Your Shares
43   Telephone Redemptions or Exchanges
44   Expedited Redemption Privilege

45   Financial Highlights
45   Class A Shares
46   Class B Shares
47   Class C Shares
48   Class Z Shares

50   The Prudential Mutual Fund Family

A-1  Description of Security Ratings

For More Information (Back Cover)

PRUDENTIAL HIGH YIELD FUND, INC.[PHONE ICON](800) 225-1852

Risk/Return Summary

This section highlights key information about PRUDENTIAL HIGH YIELD FUND, INC., which we refer to as "the Fund." The Board of Directors (the Board) has approved changing the name of the Fund to Dryden High Yield Fund, Inc., effective June 30, 2003. Additional information follows this summary.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

Our primary investment objective is to MAXIMIZE CURRENT INCOME. To achieve our income objective, we invest, under normal circumstances, at least 80% of the Fund's investable assets in a diversified portfolio of high yield fixed-income securities rated Ba or lower by Moody's Investors Service (Moody's), or BB or lower by Standard & Poor's Ratings Group (Standard & Poor's) and securities either rated by another major rating service or securities considered by us to be of comparable quality, that is, junk bonds. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. As a secondary investment objective, we will SEEK CAPITAL APPRECIATION, but only when consistent with our primary investment objective of current income. The Fund will provide 60 days' prior written notice to shareholders of a change in the 80% policy stated above. While we make every effort to achieve our objectives, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The fixed-income securities in which the Fund invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates rise or because there is a lack of confidence in the borrower. Since the Fund invests in lower-rated bonds, commonly known as junk bonds, there is a greater risk of default of payment of principal and interest. Furthermore, junk bonds tend to be less liquid than higher-rated securities. Therefore, an investment in the Fund may not be appropriate for short-term investing.

    Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests -- Investment Risks."

Risk/Return Summary

    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

EVALUATING PERFORMANCE

A number of factors -- including risk -- can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and Average Annual Total Returns table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

    Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.


 ANNUAL TOTAL RETURNS* (Class B shares)
[BAR CHART]

                                                                            ANNUAL RETURNS
                                                                            --------------
1993                                                                             16.54
1994                                                                             -2.92
1995                                                                             17.49
1996                                                                             11.97
1997                                                                             12.07
1998                                                                             -0.70
1999                                                                              2.86
2000                                                                             -7.28
2001                                                                             -0.78
2002                                                                             -2.07

 BEST QUARTER: 5.92% (4th quarter of 2002) WORST QUARTER: (7.54%) (3rd quarter of 1998)

* These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
 2

Risk/Return Summary

 AVERAGE ANNUAL TOTAL RETURNS(1) (as of 12-31-02)

    RETURN BEFORE TAXES      1 YR        5 YRS       10 YRS     SINCE INCEPTION
                                                                     6.30% (since
 Class A shares             (5.50)%     (1.95)%       4.54%              1-22-90)
                                                                     3.47% (since
 Class C shares             (3.94)%     (1.85)%         N/A              8-01-94)
                                                                     2.40% (since
 Class Z shares             (1.30)%     (0.87)%         N/A              3-01-96)
 CLASS B SHARES
                                                                     7.73% (since
 Return Before Taxes        (6.56)%     (1.78)%       4.38%              3-29-79)
 Return After Taxes on                                               2.84% (since
   Distributions(2)         (9.79)%     (5.22)%       0.70%              3-29-79)
 Return After Taxes on
   Distributions and Sales                                           3.48% (since
   of Fund Shares(2)        (4.04)%     (2.89)%       1.79%              3-29-79)
 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
 Lehman High Yield
   Index(3)                 (1.41)%       1.92%      76.78%    **(3)
 Lipper Average(4)          (1.76)%     (5.69)%      58.64%    **(4)

1 The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A and Class C shares, the returns would have been lower.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

3 The Lehman Brothers U.S. Corporate High Yield Index (Lehman High Yield Index)
  (formerly known as Lehman Brothers High Yield Bond Index) -- an unmanaged index of fixed rate noninvestment-grade debt securities with at least one year remaining to maturity -- gives a broad look at how high yield (junk) bonds have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. The Lehman High Yield Bond Index returns since the inception of each class are 176.38% for Class A, 436.76% for Class B, 53.15% for Class C and 25.66% for Class Z shares. The Lehman High Yield Index began on 6/30/83; therefore, the return for Class B shares represents an inception return from that time until the present (December 31, 2002). Source: Lehman Brothers.

4 The Lipper Average is based on the average return of all mutual funds in the Lipper High Current Yield Category. These returns do not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of sales charges and taxes. Lipper returns since the inception of each class are 137.65% for Class A, 590.12% for Class B, 34.24% for Class C and 16.23% for Class Z shares. Source: Lipper Inc.

Risk/Return Summary

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund -- Classes A, B, C and Z. Each share class has different (or no) sales charges -- known as loads -- and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 SHAREHOLDER FEES(1) (paid directly from your investment)

                                                   CLASS A        CLASS B        CLASS C        CLASS Z
 Maximum sales charge (load) imposed on
   purchases (as a percentage of offering
   price)                                               4%           None             1%(2)        None
 Maximum deferred sales charge (load) (as a
   percentage of the lower of original
   purchase price or sale proceeds)                     1%(5)          5%(3)          1%(4)        None
 Maximum sales charge (load) imposed on
   reinvested dividends and other
   distributions                                      None           None           None           None
 Redemption fees                                      None           None           None           None
 Exchange fee                                         None           None           None           None

 ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)

                                                     CLASS A       CLASS B       CLASS C       CLASS Z
 Management fees                                        .46%          .46%          .46%          .46%
  +   Distribution and service (12b-1) fees(6)          .30%          .75%         1.00%          None
  +   Other expenses                                    .19%          .19%          .19%          .19%
  =   Total annual Fund operating expenses              .95%         1.40%         1.65%          .65%
  -   Fee waiver or expense reimbursement(6)            .05%          None          .25%          None
  =   Net annual Fund operating expenses                .90%         1.40%         1.40%          .65%

1 Your broker may charge you a separate or additional fee for purchases and sales of shares.

2 Investors who purchase Class C shares through certain unaffiliated brokers may purchase Class C shares without paying the 1% initial sales charge.

3 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.

4 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.

5 Investors who purchase $1 million or more of Class A shares are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase. The charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential).

6 For the fiscal year ending December 31, 2003, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
 4

Risk/Return Summary

EXAMPLE

This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                 1 YR  3 YRS  5 YRS  10 YRS
 Class A shares                  $488   $686   $900  $1,515
 Class B shares                  $643   $743   $866  $1,500
 Class C shares                  $341   $591   $965  $2,014
 Class Z shares                   $66   $208   $362    $810

You would pay the following expenses on the same investment if you did not sell your shares:

                                 1 YR  3 YRS  5 YRS  10 YRS
 Class A shares                  $488   $686   $900  $1,515
 Class B shares                  $143   $443   $766  $1,500
 Class C shares                  $241   $591   $965  $2,014
 Class Z shares                   $66   $208   $362    $810

How the Fund Invests
INVESTMENT OBJECTIVES AND POLICIES

The Fund's primary investment objective is to MAXIMIZE CURRENT INCOME. As a secondary investment objective, the Fund will SEEK CAPITAL APPRECIATION, but only when consistent with its primary investment objective of current income. This means we seek primarily investments that pay dividends and other income and secondarily investments that will increase in value. While we make every effort to achieve our objectives, we can't guarantee success.

    In determining which securities to buy and sell, the investment adviser will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and the management of an issuer. The investment adviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to attempt to predict an issuer's prospects and to try to decide whether the price of the issuer's security is under-valued or overvalued.

    The Fund may invest in debt (fixed-income) securities of companies or governments. Bonds and other debt securities are used by issuers to borrow money from investors. The borrower pays the investor a fixed or variable rate of interest and must repay the amount borrowed. Consistent with its primary investment objective, under normal circumstances, the Fund will invest at least 80% of the Fund's investable assets in lower-rated fixed-income securities. The Fund may invest up to 100% of its assets in lower-rated fixed-income securities. A rating is an assessment of the likelihood of the timely payment of interest and repayment of principal and can be useful when comparing different debt obligations. An investor can evaluate the expected likelihood of default by an issuer by looking at its ratings as compared to another similar issuer. A description of bond ratings is contained in Appendix A.

    LOWER-RATED FIXED-INCOME SECURITIES are securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's, or comparably rated by another major rating service or considered by the investment adviser to be of comparable quality, that is HIGH-YIELD DEBT SECURITIES or JUNK BONDS. The Fund will normally invest in securities rated below B by both Moody's and Standard & Poor's or comparable unrated securities only if we believe that the rating underestimates the quality of the securities. The Fund may invest up to 20% of its investable assets in medium-rated fixed income securities, which are securities rated Baa by Moody's or BBB by Standard and Poor's or securities considered by the investment adviser to be of comparable quality.

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
 6

How the Fund Invests

Medium-rated fixed income bonds are regarded as investment grade bonds, but have speculative characteristics and are riskier than higher-rated securities.

    Lower-rated securities tend to offer higher yields, but also offer greater risks, than higher-rated securities. Under certain economic conditions, however, lower-rated securities might not yield significantly more than higher-rated securities, or comparable unrated securities. If that happens, the Fund may invest in higher-rated fixed-income securities that offer similar yields but have less risk. Furthermore, if issuers redeem their high yield securities at a higher than expected rate, which might happen during periods of declining interest rates, the Fund could be forced to buy higher-rated, lower-yielding securities, which would decrease the Fund's return.

    During the fiscal year ended December 31, 2002, the monthly dollar-weighted average ratings of the securities held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:



 RATINGS                                  PERCENTAGE OF TOTAL INVESTMENTS
 High Grade                                                         5.76%
 BB/Ba                                                             31.72%
 B/B                                                               45.46%
 CCC/Caa or lower                                                  11.51%
 Unrated/Other
   Not Rated                                                        2.03%
   Cash                                                             3.52%

    These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of a company. Although the investment adviser will consider ratings assigned to a security, it will perform its own investment analysis and rating assignment (which at times may differ from the ratings of the rating agencies), taking into account various factors, including the company's financial history and condition, prospects and management. In addition to investing in rated securities, the Fund may invest in unrated securities that we determine are of comparable quality to the rated securities that are permissible investments. Securities rated by the investment adviser will be taken into account when we calculate the percentage of the Fund's portfolio that consists of lower-rated securities. If the rating of a debt security is downgraded after the Fund purchases it (or if the debt security is no longer

How the Fund Invests

rated), the Fund will not have to sell the security, but we will take this into consideration in deciding whether the Fund should continue to hold the security.

    Generally, the Fund's average weighted maturity will range from 7 to 12 years. As of December 31, 2002, the Fund's average weighted maturity was 6.76 years.

    The types of fixed-income securities in which the Fund may invest include both CONVERTIBLE and NONCONVERTIBLE SECURITIES (including PREFERRED STOCKS). We can exchange convertible fixed-income securities such as corporate bonds, notes and convertible preferred stocks for other types of securities, typically common stock, at a preset price. Preferred stock of a company does not generally grant voting rights to the investor, but it pays dividends at a specified rate. Convertible preferred stock may be exchanged for common stock and is less stable than nonconvertible preferred stock. Convertible securities provide a fixed-income stream (usually lower than regular bonds), but also offer greater appreciation potential than regular bonds.

    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

    The Fund's investment objectives are fundamental policies that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Fund that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to increase the Fund's returns or protect its assets if market conditions warrant.

FOREIGN FIXED-INCOME SECURITIES

The Fund may invest up to 20% of its investable assets in U.S. currency-denominated fixed-income securities of foreign governments and other foreign issuers, including Brady Bonds, which are long-term bonds issued by developing nations, and preferred stock. The Fund may also invest up to 10% of its investable assets in foreign currency-denominated fixed-income securities

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
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

How the Fund Invests

issued by foreign or domestic issuers. FOREIGN GOVERNMENT FIXED-INCOME SECURITIES include securities issued by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities.

ZERO COUPON BONDS, PAY-IN-KIND (PIK) AND DEFERRED PAYMENT SECURITIES

The Fund may invest in ZERO COUPON BONDS, PAY-IN-KIND or DEFERRED PAYMENT SECURITIES. Zero coupon bonds do not pay interest during the life of the security. An investor makes money by purchasing the security at a price that is less than the money the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities. Deferred payment securities pay regular interest after a predetermined date.

    The Fund records the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because the Fund is required under federal tax laws to distribute income to its shareholders, in certain circumstances, the Fund may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.

ASSET-BACKED SECURITIES

The Fund may invest in ASSET-BACKED SECURITIES. An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

EQUITY-RELATED SECURITIES

The Fund may invest up to 10% of its investable assets in EQUITY-RELATED securities, such as COMMON STOCKS and WARRANTS. Warrants are options to buy shares of common stock at a preset price during a specified time period. Some of these equity securities may be of companies which are financially troubled and which we believe are currently valued at less than their long-term potential.

How the Fund Invests

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Fund may invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. These types of investments can be in the form of LOAN PARTICIPATIONS or ASSIGNMENTS.

    Loan participations and assignments are high-yield, nonconvertible corporate debt instruments of varying maturities. With participations, the Fund has the right to receive payments of principal, interest and fees from the lender conditioned upon the lender's receipt of payment from the borrower. In participations, the Fund generally does not have direct rights against the borrower on the loan, which means that if the borrower does not pay back the loan or otherwise comply with the loan agreement, the Fund will not have the right to make it do so. With assignments, the Fund has direct rights against the borrower on the loan, but its rights may be more limited than the original lender's.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations. Investing heavily in these securities limits our ability to achieve our investment objectives, but can help to preserve the Fund's assets.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may purchase securities on a WHEN-ISSUED or DELAYED-DELIVERY basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
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

How the Fund Invests

REPURCHASE AGREEMENTS

The Fund may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

CREDIT-LINKED SECURITIES

The Fund may invest in CREDIT-LINKED SECURITIES. Credit-linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

DERIVATIVE STRATEGIES

We may use various DERIVATIVE STRATEGIES to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. Derivatives -- such as futures contracts, including interest rate futures contracts, options on futures, foreign currency forward contracts, swaps and options on swaps -- involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, currency, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objectives. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular

How the Fund Invests

strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Futures Contracts and Related Options
Foreign Currency Forward Contracts

The Fund may purchase and sell financial futures contracts and related options on financial futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a future date. The Fund may also invest in futures contracts on 10-year interest rate swaps for hedging purposes only. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An OPTION is the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

Swap Transactions

The Fund may enter into SWAP TRANSACTIONS. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments,

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
 12

How the Fund Invests

which may be adjusted for an interest factor. There are various types of swaps, including but not limited to credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options

The Fund may enter into SWAP OPTIONS. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

    For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks -- Hedging and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it BORROWS MONEY (the Fund may borrow up to 20% of the value of its total assets); PURCHASES SHARES OF OTHER INVESTMENT COMPANIES (the Fund may hold up to 10% of its total assets in such securities, which entail duplicate management and advisory fees to shareholders); LENDS ITS SECURITIES to others (consistent with applicable regulatory requirements, the Fund may lend its portfolio securities in any amount provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

How the Fund Invests

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain of the Fund's non-principal strategies. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE
% OF FUND'S ASSETS           RISKS                          POTENTIAL REWARDS
HIGH-YIELD DEBT SECURITIES   - Credit risk -- the risk      - May offer higher
(JUNK BONDS)                 that the borrower can't        interest income and
                               pay back the money             higher potential gains
At least 80%; up to 100%       borrowed or make               than higher-quality
                               interest payments              debt securities
                               (particularly high)
                                                            - Most bonds rise in
                             - Market risk -- the risk      value when interest rates
                             that obligations will            fall
                               lose value in the
                               market, sometimes
                               rapidly or
                               unpredictably, because
                               interest rates rise or
                               there is a lack of
                               confidence in the
                               borrower (particularly
                               high)
                             - Illiquidity risk -- the
                             risk that bonds may be
                               difficult to value
                               precisely and sell at
                               time or price desired,
                               in which case valuation
                               would depend more on
                               investment adviser's
                               judgment than is
                               generally the case with
                               higher-rated securities
                             - Are generally less
                             secure than
                               higher-quality debt
                               securities

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
 14

How the Fund Invests

INVESTMENT TYPE (CONT'D)
% OF FUND'S ASSETS           RISKS                          POTENTIAL REWARDS
ZERO COUPON BONDS,           - Typically subject to         - Value rises faster when
PIK AND DEFERRED             greater volatility and           interest rates fall
PAYMENT SECURITIES             less liquidity in
                               adverse markets than
Percentage varies; usually     other debt securities
less than 30%
                             - See credit risk and
                             market risk

-------------------------------------------------------------------------------------
FOREIGN FIXED-INCOME         - Foreign markets, econo-      - Investors can
SECURITIES                     mies and political           participate in the growth
                               systems may not be as          of foreign markets
Up to 20% of U.S.              stable as those in the         through investments in
currency denominated           U.S., particularly             companies operating in
securities; up to 10% of       those in developing            those markets
non-U.S. currency              countries
denominated securities                                      - Opportunities for
                             - May be less liquid than      diversification
                               U.S. fixed-income debt
                               securities                   - Changing value of
                                                            foreign currencies can
                             - Differences in foreign         cause gains (non-U.S.
                             laws, accounting                 currency denominated
                               standards, public              securities)
                               information, custody
                               and settlement
                               practices provide less
                               reliable information on
                               foreign investments and
                               involve more risk
                             - Currency
                             risk --changing value of
                               foreign currencies can
                               cause losses (non-U.S.
                               currency denominated
                               securities)
                             - See market risk and
                             credit risk

-------------------------------------------------------------------------------------
U.S. GOVERNMENT              - Limits potential for         - Regular interest income
SECURITIES OR HIGH-QUALITY   capital appreciation
BANK OR CORPORATE                                           - Generally more secure
OBLIGATIONS                  - See credit risk                than lower quality debt
                             (relatively low for U.S.         securities and equity
Up to 20%; up to 100%          Government securities)         securities
on a temporary basis           and market risk
                                                            - The U.S. Government
                             - Not all U.S. Government        guarantees interest and
                               securities are insured         principal payments on
                               or guaranteed by the           certain U.S. Government
                               U.S. Government-some           securities
                               are backed only by the
                               issuing agency, which        - May preserve the Fund's
                               must rely on its own           assets
                               resources to repay the
                               debt

How the Fund Invests

INVESTMENT TYPE (CONT'D)
% OF FUND'S ASSETS           RISKS                          POTENTIAL REWARDS
ASSET-BACKED SECURITIES      - The security interest        - Regular interest income
                             in the underlying
Percentage varies, usually   collateral may be              - Prepayment risk is
less than 15%                  nonexistent or may not       generally lower than with
                               be as great as with            mortgage-related
                               mortgage-related               securities
                               securities
                                                            - Pass-through
                             - Credit risk -- the risk      instruments provide
                             that the underlying              greater diversifica-
                               receivables will not be        tion than direct
                               paid by debtors or by          ownership of loans
                               credit insurers or
                               guarantors of such           - May offer higher yield
                               instruments. Some            due to their structure
                               asset-backed securities
                               are unsecured or
                               secured by lower-rated
                               insurers or guarantors
                               and thus may involve
                               greater risk
                             - See market risk and
                             prepayment risk

-------------------------------------------------------------------------------------
LOAN PARTICIPATIONS          - See credit risk, market      - May offer the right to
AND ASSIGNMENTS              risk and illiquidity risk        receive principal,
                                                              interest and fees
Percentage varies; usually   - In participations, the         without as much risk as
less than 15%                Fund has no rights               a lender
                               against borrower in the
                               event borrower does not
                               repay the loan
                             - In participations, the
                             Fund is also subject to
                               the credit risk of the
                               lender
                             - In assignments, the
                             Fund has no recourse
                               against the selling
                               institution, and the
                               selling institution
                               generally makes no
                               representations about
                               the underlying loan,
                               the borrowers, the
                               documentation or the
                               collateral
                             - In assignments, the
                             rights against the
                               borrower that are
                               acquired by the Fund
                               may be more limited
                               than those held by the
                               assigning lender

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
 16

How the Fund Invests

INVESTMENT TYPE (CONT'D)
% OF FUND'S ASSETS           RISKS                          POTENTIAL REWARDS
ILLIQUID SECURITIES          - See illiquidity risk         - May offer a more
                                                            attractive yield or
Up to 15% of net assets                                       potential for growth
                                                              than more widely traded
                                                              securities

-------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES       - See credit risk and          - Convertible securities
                             market risk                    may be exchanged for
Percentage varies; usually                                    stocks, which
less than 15%                - Underlying securities          historically have out-
                             could lose value                 performed other invest-
                                                              ments over the long
                             - Equity markets could go        term
                               down, resulting in a
                               decline in value of the      - Generally, economic
                               Fund's investments             growth means higher
                                                              corporate profits,
                             - Changes in economic or         which leads to an
                               political conditions,          increase in stock
                               both domestic and              prices, known as
                               international, may             capital appreciation
                               result in a decline in
                               value of the Fund's
                               investments

-------------------------------------------------------------------------------------
CREDIT-LINKED SECURITIES     - The issuer of the            - Regular stream of pay-
                             credit-linked security           ments
Percentage varies up to        may default or go
15%; usually less than 10%     bankrupt                     - Pass-through
                                                            instruments may provide
                             - Credit risk of the             greater diver-
                             corporate credits                sification than direct
                               underlying the credit          investments
                               default swaps
                                                            - May offer higher yield
                             - Typically private            due to their structure
                             negotiated transactions,
                               resulting in limited
                               liquidity or no
                               liquidity
                             - See market risk and
                             prepayment risk

-------------------------------------------------------------------------------------

How the Fund Invests

INVESTMENT TYPE (CONT'D)
% OF FUND'S ASSETS           RISKS                          POTENTIAL REWARDS
EQUITY-RELATED SECURITIES    - Individual stocks could      - May be a source of
                             lose value                     dividend income
Up to 10%
                             - Equity markets could go      - Historically, stocks
                               down, resulting in a         have outperformed other
                               decline in value of the        investments over the
                               Fund's investments             long term
                             - Changes in economic or       - Generally, economic
                               political conditions,          growth means higher
                               both domestic and              corporate profits,
                               international, may             which leads to an
                               result in a decline in         increase in stock
                               value of the Fund's            prices, known as
                               investments                    capital appreciation
                             - Warrants might expire
                               before right to
                               purchase common stocks
                               is exercised
                             - Companies that pay
                             dividends may not do so
                               if they don't have
                               profits or adequate
                               cash flow

-------------------------------------------------------------------------------------
DERIVATIVES (INCLUDING       - The value of                 - The Fund could make
SWAPS)                       derivatives (such as             money and protect
                               futures, options on            against losses if the
Percentage varies; usually     futures, foreign cur-          investment analysis
less than 10%                  rency forward                  proves correct
                               contracts, swaps and
                               options on swaps), that      - One way to manage the
                               are used to hedge a            Fund's risk/return
                               portfolio security is          balance is to lock in
                               determined indepen-            the value of an
                               dently from that               investment ahead of
                               security, and could            time
                               result in a loss to the
                               Fund when the price          - Derivatives used for
                               movement of a                return enhancement
                               derivative does not            purposes involve a type
                               correlate with a change        of leverage and could
                               in the value of the            generate substantial
                               Fund security                  gains at low cost
                             - Derivatives may not          - Hedges that correlate
                             have the intended effects      well with an underlying
                               and may result in              position can increase
                               losses or missed               or enhance investment
                               opportunities                  income or capital gains
                                                              at low cost
                             - The other party to a
                             derivatives contract
                               could default

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
 18

How the Fund Invests

INVESTMENT TYPE (CONT'D)
% OF FUND'S ASSETS           RISKS                          POTENTIAL REWARDS
DERIVATIVES                  - Derivatives can
(CONT.)                      increase share price
                               volatility and
                               derivatives that
                               involve leverage could
                               magnify losses
                             - May be difficult to
                             value precisely or sell
                               at the time or price
                               desired
                             - Certain types of
                             derivatives involve costs
                               to the Fund that can
                               reduce returns

-------------------------------------------------------------------------------------
WHEN-ISSUED AND              - Value of securities may      - May magnify underlying
DELAYED-DELIVERY               decrease before                investment gains
SECURITIES                     delivery occurs
                             - Broker/dealer may
Percentage varies; usually   become insolvent prior to
less than 10%                  delivery
                             - Investment costs may
                               exceed potential
                               underlying investment
                               gains

How the Fund is Managed
BOARD OF DIRECTORS

The Fund's Board oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102

    Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended December 31, 2002, the Fund paid PI management fees of .46% of the Fund's average daily net assets.

    PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2002, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $86.1 billion.

INVESTMENT ADVISER

Prudential Investment Management, Inc., (PIM) is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

    PIM's Fixed Income Group manages approximately $145 billion for Prudential's retail investors, institutional investors, and policyholders, as of September 30, 2002. Senior Managing Director James J. Sullivan heads the Group. Patricia
L. Cook is Chief Investment Officer.

    Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 18 years of experience in risk management, arbitrage trading, and corporate bond investing.

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
 20

How the Fund is Managed

    Ms. Cook joined PIM as Chief Investment Officer in 2001 from Fischer Francis Trees & Watts, where she was most recently Managing Director of Alternative Investments. She has more than 22 years of investment experience as a fixed-income portfolio manager, analyst, and trader.

    The PIM Fixed Income Group is organized into teams specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds and mortgages, U.S. and non-U.S. investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.

    The High Yield Sector Team, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the Fund. The Team develops and coordinates the Fund's investment strategy utilizing the following approach:

    - "Top-down" investment decisions such as duration, yield curve and sector positioning are made consistent with a PIM Fixed Income-wide Strategic Outlook, while "bottom-up" security selection is done by the High Yield Sector Team.

    - The Strategic Outlook is developed quarterly by a team led by the Chief Investment Officer. The Strategic Outlook assesses the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

    - Mr. Appleby and the Team develop the Fund's investment strategy within the framework of the Strategic Outlook and the Fund's investment objective, restrictions, policies and benchmark.

    - The Team implements the strategy through security selection and trading. All security selection is based on fundamental credit research. Extensive quantitative resources and a large credit research staff support the Team. Other sector teams may contribute to securities selection when appropriate.

    - The Fund's risk exposure is monitored continually and is adjusted as warranted.

How the Fund is Managed

                                   HIGH YIELD

ASSETS UNDER MANAGEMENT: $7 billion (as of December 31, 2002).

TEAM LEADER: Paul Appleby.

GENERAL INVESTMENT EXPERIENCE: 17 years.

PORTFOLIO MANAGERS: 6. AVERAGE GENERAL INVESTMENT EXPERIENCE: 17 years, which includes team members with significant mutual fund experience.

SECTOR: Below-investment-grade corporate securities.

INVESTMENT STRATEGY: Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The team uses a relative value approach.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to each of the Class A, Class B and Class C Shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables.

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
 22

Fund Distributions and Tax Issues

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income monthly and CAPITAL GAINS, if any, at least annually to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

    Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

    The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes DIVIDENDS out of any net investment income, plus short-term capital gains, to shareholders every month. For example, if the Fund owns an ACME Corp. bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund. Corporate shareholders are generally not eligible for the 70% dividends-received deduction in respect of dividends paid by the Fund.

    The Fund also distributes LONG-TERM CAPITAL GAINS to shareholders -- typically once a year. Long-term capital gains are generated when the Fund sells for a profit assets that it held for more than 1 year. For an individual, the maximum long-term federal capital gains rate is generally 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

    For your convenience, distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred

Fund Distributions and Tax Issues

plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

    Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES

If federal law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 30%, but declining to 28% by 2006) of your distributions and gross sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
 24

Fund Distributions and Tax Issues

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you received makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 20% for shares
                                                      held for more than 1 year.
                                                      However, capital gains of
                                                      individuals on a sale of
                                                      shares acquired after
                                                      December 31, 2000 and held
                                                      for more than 5 years will
be eligible for a maximum capital gains rate of 18%. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000.

------------------------------------------------------

[GRAPHIC]
------------------------------------------------------

Fund Distributions and Tax Issues

    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

    Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a taxable event because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
 26

How to Buy, Sell and
Exchange Shares of the Fund

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

    PRUDENTIAL MUTUAL FUNDS SERVICES LLC
    ATTN: INVESTMENT SERVICES
    P.O. BOX 8179
    PHILADELPHIA, PA 19101

    You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

    Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares of the Fund are subject to a contingent deferred sales charge (or CDSC) of 1% for shares redeemed within 12 months of purchase. The Class A CDSC is waived for Class A shareholders other than those who purchased shares through certain broker-dealers not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for

How to Buy, Sell and
Exchange Shares of the Fund

Class A shares. The Class C front-end sales charge is waived for Class C shareholders who purchase shares from certain broker-dealers not affiliated with Prudential.

When choosing a share class, you should consider the following:

    - The amount of your investment

    - The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges

    - The different sales charges that apply to a share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower front-end sales charge and low CDSC

    - Whether you qualify for any reduction or waiver of sales charges

    - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

    - The fact that, if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances

    - Whether you qualify to purchase Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
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Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

 --------------------------------------------------------------------------------------
                             CLASS A          CLASS B          CLASS C          CLASS Z
 Minimum purchase amount(1)  $1,000           $1,000           $2,500           None
 Minimum amount for
   subsequent purchases(1)   $100             $100             $100             None
 Maximum initial sales       4% of the        None             1% of the        None
   charge                    public offering                   public offering
                             price                             price(2)
 Contingent Deferred Sales   1%(4)            If sold during:  1% on sales      None
   Charge (CDSC)(3)                           Year 1 5%        made within 18
                                              Year 2 4%        months of
                                              Year 3 3%        purchase
                                              Year 4 2%
                                              Year 5 1%
                                              Year 6 1%
                                              Year 7 0%
 Annual distribution and     .30 of 1%        .75 of 1%        1%               None
   service (12b-1) fees      (.25 of 1%                        (.75 of 1%
   (shown as a percentage    currently)(5)                     currently)(5)
   of average net assets)
 --------------------------------------------------------------------------------------

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services -- Automatic Investment Plan."

2 1.01% of the net amount invested. Investors who purchase Class C shares through certain broker-dealers not affiliated with Prudential may purchase Class C shares without paying the 1% sales charge.

3 For more information about the CDSC and how it is calculated, see "How to Sell
  Your Shares -- Contingent Deferred Sales Charge (CDSC)."

4 Investors who purchase $1 million or more of Class A shares and sell shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchase their shares through certain broker-dealers that are not affiliated with Prudential.

5 These distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. Class A shares may pay a service fee of up to .25 of 1%. Class B and Class C shares will pay a service fee of .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including up to .25 of 1% as a service fee). Class B shares and Class C shares pay a distribution fee (in addition to the service fee) of .50 of 1% and .75 of 1%, respectively. For the fiscal year ending December 31, 2003, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A shares and Class C shares, respectively.

                                                                              29
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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

 -----------------------------------------------------------------------
                             SALES CHARGE    SALES CHARGE
                               AS % OF          AS % OF        DEALER
    AMOUNT OF PURCHASE      OFFERING PRICE  AMOUNT INVESTED  REALLOWANCE
 Less than $50,000                   4.00%            4.17%        3.75%
 $50,000 to $99,999                  3.50%            3.63%        3.25%
 $100,000 to $249,999                2.75%            2.83%        2.50%
 $250,000 to $499,999                2.00%            2.04%        1.90%
 $500,000 to $999,999                1.50%            1.52%        1.40%
 $1 million and above*                None             None         None
 -----------------------------------------------------------------------

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchase their shares through certain broker-dealers that are not affiliated with Prudential.

    To satisfy the purchase amounts above, you can:

    - Invest with an eligible group of investors who are related to you

    - Buy Class A shares of two or more Prudential mutual funds at the same time

    - Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of Prudential mutual fund shares you already own, (2) the value of money market shares you have received in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation)

    - Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

    The Distributor may reallow Class A's sales charge to dealers.

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
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Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    - Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or

    - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the investment advisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into dealer agreements with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Reduction and Waiver of Initial Sales Charge -- Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE

Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

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Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates.

These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

    - Purchase your shares through an account at Prudential Securities,

    - Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation, or

    - Purchase your shares through another broker.

    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.

Other. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.

QUALIFYING FOR CLASS Z SHARES

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
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be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    - Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

    - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

    - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option; and

    - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund); and

    - Prudential, with an investment of $10 million or more; and

    - Class Z shares may also be purchased by qualified state tuition programs (529 plans).

PAYMENT TO THIRD PARTIES

In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make

                                                                              33
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ongoing payments for any share class, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1 fees) for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

    When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund
Shares -- Class B Shares."

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
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STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100).

    Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined
                                         in good faith under procedures
                                         established by the Board. The Fund also
                                         may use fair value pricing if it
                                         determines that a market quotation is
                                         not reliable based, among other things,
                                         on events that occur after the
                                         quotation is derived or after the close
                                         of the primary market on which the
                                         security is traded, but before the time
                                         that the Fund's NAV is determined. This
                                         use of fair value pricing most commonly
                                         occurs with securities that are
                                         primarily traded outside the U.S., but
also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will generally value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). The Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed. In these instances, the NAV you receive may differ from the published NAV price.

    We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed.

------------------------------------

MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
------------------------------------
                                                                              35
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Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

    Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?

For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

    Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
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preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

    PRUDENTIAL MUTUAL FUND SERVICES LLC
    ATTN: ACCOUNT MAINTENANCE
    P.O. BOX 8159
    PHILADELPHIA, PA 19101

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLEs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy

                                                                              37
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statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" in the next section.

    When you sell shares of the Fund -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

    PRUDENTIAL MUTUAL FUND SERVICES LLC
    ATTN: REDEMPTION SERVICES
    P.O. BOX 8149
    PHILADELPHIA, PA 19101

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check, or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen only during

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
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unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

    If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

    - You are selling more than $100,000 of shares,

    - You want the redemption proceeds made payable to someone that is not in our records,

    - You want the redemption proceeds sent to some place that is not in our records, or

    - You are a business or a trust.

    An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

    - Amounts representing shares you purchased with reinvested dividends and distributions,

    - Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares, and

    - Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.

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How to Buy, Sell and
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    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 18 months of purchase. Class A shares are subject to a CDSC, in certain cases as previously noted, of 1% that is applied to Class A shares sold within 12 months of purchase. The Class A CDSC is waived for all such Class A investors other than those who purchase their shares from certain broker-dealers that are not affiliated with Prudential. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC -- CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

    - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

    - To provide for certain distributions -- made without IRS penalty -- from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

    - On certain sales effected through the Systematic Withdrawal Plan.

    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Contingent Deferred Sales
Charge -- Waiver of Contingent Deferred Sales Charge -- Class B Shares."

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
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WAIVER OF THE CDSC -- CLASS C SHARES

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund
Shares -- Sale of Shares."

RETIREMENT PLANS

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions

                                                                              41
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from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds -- including certain money market funds, if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. (Special Money Fund). After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

    PRUDENTIAL MUTUAL FUND SERVICES LLC
    ATTN: EXCHANGE PROCESSING
    P.O. BOX 8157
    PHILADELPHIA, PA 19101

    There is no sales charge for exchanges. If, however, you exchange -- and then sell -- Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into Special Money Fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
 42

How to Buy, Sell and
Exchange Shares of the Fund

worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."

    If you own Class B or Class C shares and qualify to purchase Class A shares of any Prudential mutual fund without paying an initial sales charge, we will exchange your Class B or Class C shares that are not subject to a CDSC for Class A shares unless you elect otherwise. We make such exchanges on a quarterly basis, if you qualify for this exchange privilege. You must notify the Transfer Agent that you are eligible for this special exchange privilege. Effective June 16, 2003, this special exchange privilege will be discontinued. We have obtained a legal opinion that this exchange is not a taxable event for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. Certain restrictions apply. Please see the section titled "Restrictions on Sales" for additional information. You may exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York

How to Buy, Sell and
Exchange Shares of the Fund

time. You will receive a redemption or exchange amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

    The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

    The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
 44

Financial Highlights

The financial highlights below are intended to help you evaluate the Fund's financial performance for the past 5 years. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

    A copy of the Funds' annual report, along with the Fund's audited financial statements and independent accountants report, is available, upon request, at no charge, as described on the back cover of this prospectus.
CLASS A SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS A SHARES (FISCAL YEARS ENDED 12-31)
 PER SHARE OPERATING PERFORMANCE                       2002         2001         2000              1999         1998
 -------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR                   $5.57        $6.20        $7.38             $7.88        $8.65
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                  .47          .61(2)        .69(2)           .71          .76
 Net realized and unrealized gain (loss) on
  investments                                          (.57)        (.61)       (1.17)             (.45)        (.76)
 TOTAL FROM INVESTMENT OPERATIONS                      (.10)          --         (.48)              .26           --
 -------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                  (.48)        (.61)        (.69)             (.71)        (.76)
 Distributions in excess of net investment
  income                                                 --           --        --(3)              (.01)        (.01)
 Tax return of capital distributions                     --         (.02)        (.01)             (.04)          --
 TOTAL DISTRIBUTIONS                                   (.48)        (.63)        (.70)             (.76)        (.77)
 NET ASSET VALUE, END OF YEAR                         $4.99        $5.57        $6.20             $7.38        $7.88
 TOTAL RETURN(1)                                      (1.56)%       (.25)%      (6.88)%           3.38%       (.13)%
 -------------------------------------------------------------------------------------------------------------------
 RATIOS/ SUPPLEMENTAL DATA                             2002         2001         2000              1999         1998
 -------------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)                   $1,160,389   $1,323,184   $1,482,144        $1,750,618   $1,677,605
 Average net assets (000)                        $1,206,048   $1,433,298   $1,591,228        $1,746,123   $1,712,531
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and service
  (12b-1) fees                                         .90%         .88%         .85%              .80%         .67%
 Expenses, excluding distribution and service
  (12b-1) fees                                         .65%         .63%         .60%              .55%         .52%
 Net investment income                                9.13%       10.14%        9.95%             9.30%        9.04%
 For Class A, B, C and Z shares:
 Portfolio turnover rate                                50%          77%          71%               70%         103%

1 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

2 Calculated based upon weighted average shares outstanding during the year.

3 Less than $.005 per share.

Financial Highlights

CLASS B SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS B SHARES (FISCAL YEARS ENDED 12-31)
 PER SHARE OPERATING PERFORMANCE       2002        2001        2000        1999        1998
 ------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  YEAR                                $5.56       $6.19       $7.36       $7.86       $8.63
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                  .44         .58(2)      .65(2)      .67         .71
 Net realized and unrealized gain
  (loss) on investments                (.57)       (.61)      (1.16)       (.45)       (.76)
 TOTAL FROM INVESTMENT OPERATIONS      (.13)       (.03)       (.51)        .22        (.05)
 ------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                               (.45)       (.58)       (.65)       (.66)       (.71)
 Distributions in excess of net
  investment income                      --          --          --(3)     (.02)       (.01)
 Tax return of capital
  distributions                          --        (.02)       (.01)       (.04)         --
 TOTAL DISTRIBUTIONS                   (.45)       (.60)       (.66)       (.72)       (.72)
 NET ASSET VALUE, END OF YEAR         $4.98       $5.56       $6.19       $7.36       $7.86
 TOTAL RETURN(1)                      (2.07)%      (.78)%     (7.28)%      2.86%       (.70)%
 ------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA              2002        2001        2000        1999        1998
 ------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)      $610,615    $801,358    $1,051,971  $1,867,620  $2,381,793
 Average net assets (000)           $720,123    $965,014    $1,453,221  $2,180,904  $2,557,252
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
 and service (12b-1) fees             1.40%       1.38%       1.35%       1.30%       1.27%
 Expenses, excluding distribution
 and service (12b-1) fees              .65%        .63%        .60%        .55%        .52%
 Net investment income                8.60%       9.66%       9.41%       8.78%       8.41%

1 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

2 Calculated based upon weighted average shares outstanding during the year.

3 Less than $.005 per share.

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
 46

Financial Highlights

CLASS C SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS C SHARES (FISCAL YEARS ENDED 12-31)
 PER SHARE OPERATING PERFORMANCE           2002        2001        2000        1999        1998
 ----------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR       $5.56       $6.19       $7.36       $7.86       $8.63
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                      .44      .58(2)         .65(2)      .67         .71
 Net realized and unrealized gain
  (loss) on investments                    (.57)       (.61)      (1.16)       (.45)       (.76)
 TOTAL FROM INVESTMENT OPERATIONS          (.13)       (.03)       (.51)        .22        (.05)
 ----------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income      (.45)       (.58)       (.65)       (.67)       (.71)
 Distributions in excess of net
  investment income                          --          --          --(3)     (.01)       (.01)
 Tax return of capital distributions         --        (.02)       (.01)       (.04)         --
 TOTAL DISTRIBUTIONS                       (.45)       (.60)       (.66)       (.72)       (.72)
 NET ASSET VALUE, END OF YEAR             $4.98       $5.56       $6.19       $7.36       $7.86
 TOTAL RETURN(1)                          (2.07)%      (.78)%     (7.28)%     2.86%      (.70)%
 ----------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                  2002        2001        2000        1999        1998
 ----------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)          $72,213     $68,382     $67,890     $98,347     $83,687
 Average net assets (000)               $72,506     $70,073     $82,438     $95,443     $67,296
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                1.40%       1.38%       1.35%       1.30%       1.27%
 Expenses, excluding distribution
  and service (12b-1) fees                 .65%        .63%        .60%        .55%        .52%
 Net investment income                    8.65%       9.66%       9.44%       8.81%       8.49%

1 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

2 Calculated based upon weighted average shares outstanding during the year.

3 Less than $.005 per share.

Financial Highlights

CLASS Z SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS Z SHARES (FISCAL YEARS ENDED 12-31)
 PER SHARE OPERATING PERFORMANCE          2002          2001        2000        1999        1998
 -----------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR      $5.58         $6.20       $7.39       $7.88       $8.65
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                     .48           .63(2)      .70(2)      .73         .76
 Net realized and unrealized gain
  (loss) on investments                   (.57)         (.60)      (1.17)       (.44)       (.75)
 TOTAL FROM INVESTMENT OPERATIONS         (.09)          .03        (.47)        .29         .01
 -----------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income     (.49)         (.63)       (.70)       (.73)       (.76)
 Distributions in excess of net
  investment income                         --            --        (.01)       (.01)       (.02)
 Tax return of capital distributions        --          (.02)       (.01)       (.04)         --
 TOTAL DISTRIBUTIONS                      (.49)         (.65)       (.72)       (.78)       (.78)
 NET ASSET VALUE, END OF YEAR            $5.00         $5.58       $6.20       $7.39       $7.88
 TOTAL RETURN(1)                         (1.30)%        .19%       (6.58)%     3.79%          0%
 -----------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                 2002          2001        2000        1999        1998
 -----------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)         $45,609       $42,252     $37,288     $50,330     $65,068
 Average net assets (000)              $43,494       $42,557     $43,997     $60,652     $57,453
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                .65%          .63%        .60%        .55%        .52%
 Expenses, excluding distribution
  and service (12b-1) fees                .65%          .63%        .60%        .55%        .52%
 Net investment income                   9.41%        10.41%      10.17%       9.53%       9.23%

1 Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

2 Calculated based upon weighted average shares outstanding during the year.

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
 48

                   [This page has been left blank intentionally.]

The Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

LARGE CAPITALIZATION STOCK FUNDS
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
   Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment
   Portfolios, Inc.
   Prudential Jennison Growth Fund
SMALL-TO-MID-CAPITALIZATION STOCK
   FUNDS
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth
   Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap
   Fund, Inc.
Prudential U.S. Emerging Growth
   Fund, Inc.
The Prudential Investment
   Portfolios, Inc.
   Prudential Jennison Equity
     Opportunity Fund
SECTOR STOCK FUNDS
Prudential Natural Resources
   Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund
GLOBAL/INTERNATIONAL STOCK FUNDS
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International
     Growth Fund
BALANCED/ALLOCATION FUND

The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund

BOND FUNDS

TAXABLE BOND FUNDS
Prudential Government Income
   Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Bond
   Fund, Inc.
   Prudential Short-Term Corporate Bond
      Fund
   Dryden Ultra Short Bond Fund
Prudential Total Return Bond Fund, Inc.
MUNICIPAL BOND FUNDS
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   New Jersey Series
   New York Series
   Pennsylvania Series
Prudential National Municipals
   Fund, Inc.

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
50

GLOBAL/INTERNATIONAL BOND FUND
Prudential Global Total Return Fund, Inc.
MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity
  Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
MUNICIPAL MONEY MARKET FUNDS
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   New Jersey Money Market Series
   New York Money Market Series
TAX-FREE MONEY MARKET FUNDS
COMMAND Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.
OTHER MONEY MARKET FUNDS
COMMAND Government Fund
COMMAND Money Fund
Special Money Market Fund, Inc.*
   Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
------------------------------------------
Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative
     Growth Fund
   Strategic Partners Moderate
     Growth Fund
   Strategic Partners High Growth Fund
Strategic Partners Style Specific Funds
   Strategic Partners Large Capitalization Growth Fund
   Strategic Partners Large Capitalization Value Fund
   Strategic Partners Small Capitalization Growth Fund
   Strategic Partners Small Capitalization Value Fund
   Strategic Partners International Equity Fund
   Strategic Partners Total Return Bond Fund
   Strategic Partners Mid-Cap Value Fund
Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
Special Money Market Fund, Inc.*
   Money Market Series

 * This fund is not a direct purchase money fund and is only an exchangeable money fund.

** Not exchangeable with the Prudential mutual funds.

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PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852
52

Appendix A
                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE
DEBT RATINGS

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa: Bonds which are rated Baa are to be considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Appendix A

    Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

    Bonds rated within the Aa, A, Baa, Ba, and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

    PRIME-1: Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    - Leading market positions in well-established industries.

    - High rates of return on funds employed.

    - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    - Well-established access to a range of financial markets and assured sources of alternative liquidity.

    PRIME-2: Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852

Appendix A

subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3: Issuers rated Prime-3 or P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

SHORT-TERM RATINGS

Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

    MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

    MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.

    MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP
LONG-TERM ISSUE CREDIT RATINGS

    AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA: An obligation rated AA differs from the highest-rated obligations only in small degrees. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

Appendix A

    PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    An obligation rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such obligation will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    BB: An obligation rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity by the obligor to meet its financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

    B: An obligation rated B has a greater vulnerability to default but the obligor presently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions would likely impair capacity or willingness by the obligor for timely payment of financial commitments. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

    CCC: An obligation rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions with respect to the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity for timely payment of financial commitments. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

    CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

    C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

    CI: The rating CI is reserved for income bonds on which no interest is being paid.

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852

Appendix A

    D: An obligation rated D is in payment default. The D rating category is used when financial commitments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS

S&P commercial paper ratings are current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

    A-1: This A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2: Capacity for timely payment on issues with this designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

    A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES RATINGS

    A municipal notes rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    - Amortization schedule -- the longer the final maturity relative to other maturities the more likely it will be treated as a note

    - Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note

Municipal notes rating symbols are as follows:

    SP-1: Very strong capacity to meet its financial commitment on the note. An issue determined to possess an extremely strong capacity to pay debt service is given a plus (+) designation.

    SP-2: Satisfactory capacity to meet its financial commitment on the note, with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3: Speculative capacity to meet its financial commitment on the note.

Appendix A

FITCH, INC.
INTERNATIONAL LONG-TERM CREDIT RATINGS

    AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SHORT-TERM CREDIT RATINGS

    F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

    F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

    F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

    B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

    C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

    D: Default. Denotes actual or imminent payment default.

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852

Appendix A

NOTES TO LONG-TERM AND SHORT-TERM RATINGS

    PLUS (+) OR MINUS (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

    NR indicates that Fitch, Inc. does not rate the issuer or issue in question.

    Withdrawn: A rating is withdrawn when Fitch, Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch, Inc. may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                      Notes

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852

                                     Notes

                                     Notes

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852

                                     Notes

                                     Notes

PRUDENTIAL HIGH YIELD FUND, INC.                      [PHONE ICON](800) 225-1852

                                     Notes

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management
Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769

Visit Prudential's website at:
WWW.PRUDENTIAL.COM

Additional information about the Fund
can be obtained without charge and can
be found in the following documents:

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
(incorporated by reference into
this prospectus)

ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund
documents from the Securities and
Exchange Commission as follows:

BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov
(The SEC charges a fee to copy
documents.)

IN PERSON

Public Reference Room in
Washington, DC
(For hours of operation, call
1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

Investment Company Act File No. 811-2896

Fund Symbols   Nasdaq   CUSIP
------------   ------   -----
Class A        PBHAX    74435F-106
Class B        PBHYX    74435F-205
Class C        PRHCX    74435F-304
Class Z        PHYZX    74435F-403

MF110A

                        PRUDENTIAL HIGH YIELD FUND, INC.

                      Statement of Additional Information
                               February 28, 2003

     Prudential High Yield Fund, Inc. (the Fund), is an open-end, diversified management investment company whose primary investment objective is to maximize current income. The Fund seeks to achieve its primary objective through investment, under normal circumstances, of at least 80% of the Fund's investable assets in a diversified portfolio of high yield fixed-income securities. Capital appreciation is a secondary investment objective which will only be sought when consistent with the primary objective. The securities sought by the Fund will generally be rated in the lower categories by recognized rating services (Ba or lower by Moody's Investors Service (Moody's) or BB or lower by Standard & Poor's Ratings Group (Standard & Poor's) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO)) or securities considered by us to be of comparable quality. The term "investable assets" in this statement of additional information (SAI) refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. There can be no assurance that the Fund's investment objectives will be achieved. See "Description of the Fund, Its Investments and Risks."

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and its telephone number is (800) 225-1852.

     This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February 28, 2003, a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended December 31, 2002 are incorporated into this SAI by reference to the Fund's 2002 annual report to shareholders (File No. 811-2896). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              -----
Fund History................................................  B-2
Description of the Fund, Its Investments and Risks..........  B-2
Investment Restrictions.....................................  B-26
Management of the Fund......................................  B-27
Control Persons and Principal Holders of Securities.........  B-33
Investment Advisory and Other Services......................  B-33
Brokerage Allocation and Other Practices....................  B-40
Capital Shares, Other Securities and Organization...........  B-41
Purchase, Redemption and Pricing of Fund Shares.............  B-42
Shareholder Investment Account..............................  B-52
Net Asset Value.............................................  B-56
Taxes, Dividends and Distributions..........................  B-58
Performance Information.....................................  B-61
Financial Statements........................................  B-65
Appendix I -- General Investment Information................  I-1
Appendix II -- Historical Performance Data..................  II-1
Appendix III -- Information Relating to Portfolio
  Securities................................................  III-1

-------------------------------------------------------------------

MF 110 B

                                  FUND HISTORY

     The Fund was incorporated in Maryland on January 5, 1979.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     (a) CLASSIFICATION The Fund is a diversified, open-end management investment company.

     (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed income securities which in the opinion of the Fund's investment adviser do not subject a fund investing in such securities to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund's portfolio or from a general lowering of interest rates, or a combination of both. Conversely, capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both. The achievement of the Fund's objectives will depend upon the investment adviser's analytical and portfolio management skills. There can be no assurance that these objectives will be achieved and you could lose money.

     While the principal investment policies and strategies for seeking to achieve the Fund's objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objectives.

HIGH-YIELD (JUNK) DEBT SECURITIES

     The higher yields sought by the Fund are generally obtainable from fixed-income securities rated in the lower ratings categories by recognized rating services. Accordingly, consistent with its primary objective, under normal circumstances, the Fund will invest at least 80% of the value of the Fund's investable assets in lower rated fixed-income securities. Lower-rated fixed-income securities are securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's, or comparably rated by any other NRSRO or considered by the investment advisor to be of comparable quality, that is junk bonds. The Fund may also invest up to 20% of its investable assets in medium-rated fixed income securities, which are securities rated Baa by Moody's or BBB by Standard & Poor's, or comparably rated by any other NRSRO or securities considered by the investment adviser to be of comparable quality. Medium-rated fixed income bonds are regarded as investment grade bonds, but have speculative characteristics and are riskier than higher-rated securities. However, when prevailing economic conditions cause a narrowing of the spreads between the yields derived from lower rated or comparable securities and those derived from higher rated issues, the Fund may invest in higher rated fixed-income securities which provide similar yields but have less risk. In addition, the Fund may be forced to buy higher rated, lower yielding securities, which would decrease the Fund's return, if issuers redeem their high yield securities at a higher than expected rate.

     Changes in economic or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in bonds rated Baa or lower or BBB or lower than is the case with higher grade bonds. Corporate bonds rated below Baa by Moody's and BBB by Standard & Poor's are considered speculative. Such high yield securities are commonly known as junk bonds. Changes in economic or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in bonds rated below Baa or BBB than is the case with higher grade bonds. The Fund will normally invest in securities rated below B by both Moody's and Standard & Poor's only if the investment adviser determines that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such lower ratings. Medium to lower-rated and comparable securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risk of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings and in comparable non-rated securities. Investment in these securities is a long-term investment strategy and, accordingly, investors in the Fund should have the financial ability and willingness to remain invested for the long term. See "Risks Relating to Investing in High Yield (Junk) Debt Securities" below.

     Fluctuations in the prices of fixed-income securities may be caused by, among other things, the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value (NAV).

     The investment adviser will perform its own investment analysis and rating assignment, and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. A description of corporate bond ratings is contained in Appendix A to the Prospectus. Ratings of fixed-income securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Therefore, the investment adviser will also consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund's portfolio. Since some issuers do not seek ratings for their securities, non-rated securities will also be considered for investment by the Fund only when the investment adviser believes that the financial condition of the issuers of such securities and/or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objectives and policies.

RISKS RELATING TO INVESTING IN HIGH YIELD (JUNK) DEBT SECURITIES

     Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or similar unrated (i.e., high yield or junk) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. The achievement of its investment objectives may be more dependent on the investment adviser's own credit analysis and rating assignment than is the case for higher quality bonds. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

     Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for high yield junk securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield junk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value
(NAV). Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value high yield junk securities than more highly rated securities.

     In addition to the risk of default, there are the related costs of recovery on defaulted issues. The investment adviser will attempt to reduce these risks through diversification of the portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities which, as a general rule, fluctuate in response to the general level of interest rates.

     Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

ASSET-BACKED SECURITIES

     The Fund may invest up to 15% of its investable assets in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, home equity loans, student loans, and residential mortgages, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. Asset-backed securities may be guaranteed up to a certain amount by guarantees, insurance or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

     Asset-backed securities are subject to the credit risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Unlike mortgage-backed securities, traditional asset-backed securities typically do not have the complete benefit of a security interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In addition, due to various legal and economic factors, proceeds from repossessed automobile collateral may not always be sufficient to support payments on these securities. In many instances, asset-backed securities are over-collateralized to ensure the relative stability of their credit quality.

     Asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity.

     A Fund that invests in an asset-backed security may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

     Asset-backed securities generally decrease in value as a result of increases in interest rates and usually have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities with comparable maturities because of the risk of prepayment. The extent of prepayments depends on various economic and other factors.

     The Fund is also permitted to invest in credit-related asset-backed securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including, in some cases, junk bonds (see "Description of the Fund, Its Investments and Risks -- Risks Relating to Investing in High Yield (Junk) Debt Securities" for risks associated with junk bonds). Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Fund bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.

SECURITIES OF FOREIGN ISSUERS

     The Fund may invest up to 20% of its investable assets in United States currency denominated fixed-income issues of foreign governments and other foreign issuers, and preferred stock. The Fund's Board of Directors has authorized the Fund to invest up to 10% of its investable assets in foreign currency denominated fixed-income securities of foreign or domestic issuers. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

     A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-government issuers include, among others, the Province of Ontario and the City of Stockholm.

     BRADY BONDS. The Fund is permitted to invest in debt obligations commonly known as "Brady Bonds" which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Polan, Uruguay and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.

     Brady Bonds do not have a long payment history. They may be collateralized or uncollateralized are issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

     Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bond. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to a least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components; (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds and therefore are to be viewed as speculative. In addition, in the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

     Investment in sovereign debt can involve a high degree of risk. The government entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     The Fund's Investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

     The Fund will consider an issuer to be economically tied to a country with an emerging securities market if (1) it is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) it derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

     In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

     RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN
SECURITIES. Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of issue, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls, the seizure or nationalization of foreign deposits and the risk of foreign currency fluctuations. Such securities may also be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the United States Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer or government than about a domestic issuer or the U.S. Government. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of confiscatory taxation and diplomatic developments which could affect investment. In many instances such foreign fixed-income securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. These investor shares may be less liquid than securities of U.S. issuers, its instrumentalities or agencies. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

     Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries and are certainly greater with respect to investments in the securities of financially and operationally troubled issuers. See "Equity-Related Securities" below.

     Additional costs could be incurred in connection with the Fund's international investment activities. Foreign countries may impose taxes on income on foreign investments. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

     If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

     The Fund may, but need not, enter into foreign currency forward contracts and futures contracts on foreign currencies and related options, for hedging purposes, including, locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES

     On January 1, 1999, the 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three year transitional period, the euro coexisted with each member state's national currency. Beginning July 1, 2002, the euro has become the sole currency of the member states.

     The adoption by the member states' of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Fund's investment Advisers. To the extent that a Fund holds non-U.S. dollar-denominated securities, including those denominated in euros, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

     The medium- to long-term impact of the introduction of the euro, member states' euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and changes in economic environment are changes in behavior of investors, all of which will impact the Fund's investments.

ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES

     The Fund may invest in zero coupon, pay-in-kind and deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

     In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to such securities.

EQUITY-RELATED SECURITIES

     The Fund may invest in equity-related securities, such as common stocks, and warrants. Some of these equity securities may be of financially troubled or bankrupt companies (financially troubled issuers) and equity securities of companies, that in the view of the Subadviser are currently undervalued, out-of-favor or price depressed relative to their long-term potential for growth and income (operationally troubled issuers) (collectively with financially troubled issuers referred to as distressed securities). The Fund will limit its investments in equity-related securities to no more than 10% of its investable assets. To the extent the Fund invests in equity securities, there will be a diminution in the Fund's overall yield.

RISKS RELATING TO INVESTING IN EQUITY-RELATED SECURITIES

     Equity securities have a subordinate claim on an issuer's assets as compared with fixed-income securities. As a result, the values of equity securities generally are more dependent on the financial condition of the issuer and less dependent on fluctuations in interest rates than are the values of many debt securities. A warrant entitles the holder to purchase equity securities at a specific price for a specific period of time. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date, the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if, at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. Warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.

     Distressed securities involve a high degree of market risk and are subject to greater market risk and price volatility than non-distressed equity-related securities. Although the Fund will invest in select companies that in the view of its investment adviser have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies. Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties which may cause the Fund to experience delays and incur losses and other costs in connection with the sale of its portfolio securities.

     The securities of financially and operationally troubled issuers may require active monitoring and at times may require the Fund's investment adviser to participate in bankruptcy or reorganization proceedings on behalf of the Fund. To the extent the investment adviser becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than is generally assumed by an investor and such participation in the affairs of the issuer may subject the Fund to certain litigation risks and costs or prevent the Fund from disposing of such securities. However, the Fund does not invest in the securities of financially or operationally troubled issuers for the purpose of exercising day-to-day management of any issuer's affairs.

CONVERTIBLE SECURITIES

     A convertible security is typically a bond, debenture, corporate note or convertible preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include convertible preferred stocks which technically are equity securities.

     In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

COLLATERALIZED DEBT OBLIGATIONS (CDOS)

     The Fund may invest up to 5% of its investable assets in collateralized debt obligations (CDOs). In a typical CDO investment, the Fund will purchase a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures and swaps (including credit default swaps). The cash flows generated by the collateral are used to pay interest and principal to the Fund.

     The portfolio underlying the CDO security is subject to investment guidelines. However, a Fund that invests in a CDO cannot monitor the underlying obligations of the CDO, and is subject to the risk that the CDO's underlying obligations may not be authorized investments for the Fund.

     In addition, a CDO is a derivative, and is subject to credit, liquidity and interest rate risks, as well as volatility. The market value of the underlying securities at any time will vary, and may vary substantially from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition, or the amount received or recovered upon maturity may not be sufficient to repay principal and interest to investors, which could result in losses to the Fund.

     The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that the Fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

CREDIT LINKED SECURITIES

     The Fund may invest up to 15% of its investable assets in credit-linked securities. Credit-linked securities are securities that collateralized by one of more credit default swaps on corporate credits. The Fund has the right to receive periodic interest payments from issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

     Credit-linked securities are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

     Credit-linked securities are also subject to credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund's principal investment would be reduced by the corresponding face value of the defaulted security.

     The market for credit-linked securities is, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available.

     The collateral for a credit-linked security is one or more credit default swaps, which are subject to additional risk. See "Description of the Fund, Its Investments and Risks -- Swap Transactions" for a description of additional risks associated with credit default swaps.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

     The Fund may engage in various portfolio strategies, including using derivatives to seek to reduce certain risks of its investments and to attempt to enhance return, but not for speculation. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of foreign currency forward contracts, futures contracts and options thereon (including interest rate futures contracts and options thereon) and swaps and options thereon. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use these new investments and techniques to the extent consistent with its investment objectives and policies.

FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund may but need not enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. See "Risks Related to Foreign Currency Forward Contracts" below.

     The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.

FUTURES CONTRACTS

     The Fund may enter into futures contracts for the purchase or sale of debt securities and financial indexes (collectively, interest rate futures contracts) in accordance with the Fund's investment objectives. A purchase of a futures contract (or a long futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A sale of a futures contract (or a short futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Fund is required to deposit cash or other liquid assets with a futures commission merchant or in a segregated account representing a percentage of the contract amount, called initial margin. Initial margin in futures transactions is different from margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Thereafter, the futures contract will be valued daily and the payment in cash of maintenance or variation margin may be required, resulting in the Fund paying or receiving cash that reflects any decline or increase in the contract's value, a process known as marking-to-market.

     Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be cash settled. In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. The purchase (or sale) of an offsetting futures contract is referred to as a closing transaction. There is no assurance that the Fund will be able to enter into a closing transaction.

     Successful use of futures contracts by the Fund is subject to, among other things, the ability of the Fund's investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

     Pursuant to the requirements of the Commodity Exchange Act, as amended (the Commodity Exchange Act), all futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counterparty risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

FUTURES CONTRACTS ON 10-YEAR INTEREST RATE SWAPS (SWAP FUTURES)

     Swap Futures, introduced by the Chicago Board of Trade in October 2001, enable purchasers to cash settle at a future date at a price determined by the International Swaps and Derivatives Association Benchmark Rate for a 10-year U.S. dollar interest rate swap on the last day of trading, as published on the following business day by the Federal Reserve Board in its Daily Update to the
H. 15 Statistical Release. Swap Futures attempt to replicate the pricing of interest rate swaps.

     The $100,000 par value trading units of Swap Futures represent the fixed-rate side of a 10-year interest rate swap that exchanges semi-annual fixed-rate payments at a 6% annual rate for floating-rate payments based on 3-month LIBOR. Swap Futures trade in price terms quoted in points ($1,000) and 32nds ($31.25) of the $100,000 notional par value. The contract settlement-date cycle is March, June, September and December, which is comparable to other fixed-income futures contracts.

     The structure of Swap Futures blends certain characteristics of existing over-the-counter (OTC) swaps and futures products. Unlike most swaps traded in the OTC Market that are so-called "par" swaps with a fixed market value trading on a rate basis, Swap Futures have fixed notional coupons and trade on a price basis. In addition, Swap Futures are constant maturity products that will not mature like OTC swaps, but rather represent a series of 10-year instruments expiring quarterly. Because Swap Futures are traded on an exchange, there is minimal counterparty or default risk, although, like all futures contracts, the Fund could experience delays and/or losses associated with the bankruptcy of a broker through which the Fund engages in futures transactions. Investing in Swap Futures is subject to the same risks of investing in futures, which are described below.

     The Fund may invest in Swap Futures for hedging purposes only.

LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS

     LIMITATIONS ON PURCHASE AND SALE. The Fund intends to limit its futures-related investment activity so that it, and/or any applicable person associated with it, is excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the Commodity Futures Trading Commission (the "CFTC"). The Fund will so limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in CFTC Rule 1.3(z)):

          (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) and/or

          (ii) the aggregate "notional value" (i.e., the size of a commodity futures or commodity option contract, in contract units, multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all commodity futures and commodity option contracts that the Fund has entered into does not exceed the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Fund has entered into (the foregoing alternative limits being the "Alternative Commodity Trading Limits").

     SEGREGATION REQUIREMENTS. To the extent the Fund enters into futures contracts, it is required by the Commission to maintain a segregated asset account sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

     With respect to options on futures, there are no segregation requirements for options that are purchased and owned by the Fund. However, written options, since they involve potential obligations of the Fund, may require segregation of Fund assets as described below under "Options on Futures Contracts."

USES OF INTEREST RATE FUTURES CONTRACTS

     Interest rate futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.

     POSITION HEDGING. The Fund might sell interest rate futures contracts to protect the Fund against a rise in interest rates that would be expected to decrease the value of debt securities that the Fund holds. This would be considered a bona fide hedge and, therefore, is not subject to the Fund's Alternative Commodity Trading Limits. See "Limitations on the Purchase and Sale of Futures Contracts and Related Options -- Limitations on Purchase and Sale." For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have closely correlated or are expected to closely correlate to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Fund to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond positions, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate precisely is a significant risk factor.

     ANTICIPATORY POSITION HEDGING. Similarly, when it is expected that interest rates may decline and the Fund intends to acquire debt securities, the Fund might purchase interest rate futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund subsequently acquires and would normally qualify as a bona fide hedge not subject to the Fund's Alternative Commodity Trading Limits. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, the Fund could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.

     RISK MANAGEMENT AND RETURN ENHANCEMENT. The Fund might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) Duration is described in Appendix I under "Duration." This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

     The Fund might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the Fund's Alternative Commodity Trading Limits.

OPTIONS ON FUTURES CONTRACTS

     The Fund may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (that is, sell) covered put and call options on futures contracts that are traded on commodity and futures exchanges.

     If the Fund purchased an option on a futures contract, it has the right, but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

     Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is out of the money and will not be exercised. The Fund, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Fund will have a loss in the amount of the balance less the premium it was paid for writing the option.

     The Fund may only write covered put and call options on futures contracts. The Fund will be considered covered with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the covered option and having an expiration date not earlier than the expiration date of the covered option, or if it segregates and maintains for the term of the option cash or liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered covered with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the covered option, or if it segregates and maintains for the term of the option cash or liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with respect to such option). There is no limitation on the amount of the Fund's assets that can be placed in the segregated account.

USES OF OPTIONS ON FUTURES CONTRACTS

     Options on interest rate futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

     POSITION HEDGING. The Fund may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.

     ANTICIPATORY HEDGING. The Fund may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund might intend to acquire as a result of declining interest rates.

     Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities the Fund might intend to acquire. If the futures price at expiration of the option is above the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund might intend to acquire.

     Whether options on interest rate futures contracts are subject to or exempt from the Fund's Alternative Commodity Trading Limits depends on whether the purpose of the options constitutes a bona fide hedge. See "Limitations on the Purchase and Sale of Futures Contracts and Related Options -- Limitations on Purchase and Sale."

     RISK MANAGEMENT AND RETURN ENHANCEMENT. Writing a put option that does not relate to securities the Fund intends to acquire would be a return enhancement strategy that would result in a loss if interest rates rise.

     Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund would retain the full amount of the option premium, thus increasing the income of the Fund. If the futures price when the option is exercised is above the exercise price, however, the Fund would sell the underlying securities that were the cover for the contract and incur a gain or loss depending on the cost basis for the underlying assets.

     Writing a covered call option, as in any return enhancement strategy, can also be considered a partial hedge against a decrease in the value of a Fund's portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Fund's debt securities.

     There can be no assurance that the Fund's use of futures contracts and related options will be successful and the Fund may incur losses in connection with its purchase and sale of futures contracts and related options.

SWAP TRANSACTIONS

     The Fund may enter into swap transactions, including but not limited to, interest rate, index, credit default and total return swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

     Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments.

     Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

     To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

     For purposes of applying the Fund's investment policies and restrictions (as stated in the prospectus and SAI) swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection) however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objective will depend on the subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

     The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it hedged should it decide to let the option expire unexercised. However, when the Fund writes a swap option upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (CEA) and, therefore, are not regulated as futures or commodity option transactions under CEA pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible contract participants", which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not be executed or transacted on a trading facility.

     INTEREST RATE SWAP TRANSACTIONS. The Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may enter into interest rate swaps for credit enhancement or to hedge its portfolio.

     The Fund may enter into interest rate swaps traded on an exchange or in the over-the-counter market. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

     The Fund may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the Fund anticipates buying. If the Fund purchases an interest rate swap to hedge against a change in an interest rate of a security the Fund anticipates buying, and such interest rate changes unfavorably for the Fund, then the Fund may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.

     The Fund may enter into interest rate swap transactions (including interest rate swaps with embedded options) on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities.

     CREDIT DEFAULT SWAP TRANSACTIONS. The Fund may enter into credit default swap transactions. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

     The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities they hold, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

     TOTAL RETURN & INDEX SWAPS. The Fund may enter into total return and index swaps. Total return and index swaps are used as substitutes for owning the physical securities that compose a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index's total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available. For example, the Fund can gain exposure to the broad mortgage sector by entering into a swap agreement, whereby the Fund receives the total return of the Lehman Brothers Mortgage Index in exchange for a short-term floating interest rate, such as the 3-month LIBOR. This is fundamentally identical to purchasing the underlying securities that comprise the index, which requires an investor to pay cash, thereby surrendering the short-term interest rate to be earned from cash holdings, in order to receive the return of the index. Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase securities to replicate a given index. Similar to interest rate swaps, the cash backing total return swaps is actively managed to earn a premium in excess of the floating rate paid on the swap.

     SWAP OPTION AGREEMENTS. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write
(sell) and purchase put and call swap options.

     For additional risks related to Swap Transactions, see "Risks of Hedging and Return Enhancement Strategies."

RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

     Participation in the swaps, options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of swap transactions, options, futures contracts and options on futures contracts include (but are not limited to): (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions.

  RISKS OF FUTURES TRANSACTIONS

     The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

     If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (or currencies) which are the subject of a hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities (or currencies) rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

     The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in the price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

     Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

     Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

     As described above, under regulatory relief issued by the CFTC, investment companies registered under the Investment Company Act may be excluded from the definition of a commodity pool operator, subject to compliance with, among other things, either of the Alternative Commodity Trading Limits. See "Limitations on the Purchase and Sale of Futures Contracts and Related Options -- Limitations on Purchase and Sale"

     As described above, the Fund's futures-related investment activity will be limited in accordance with one (or both) of the Alternative Commodity Trading Limits. In addition, if the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established. If the Fund holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures portions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge effectively its portfolio.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

     RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged, or the Fund will place cash or other liquid assets in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract (less the value of the "covering" positions, if any). The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealings in foreign currency forward contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also, this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions" below.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     RISK OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying securities. If the Fund writes an option that is covered by segregated assets that are not the securities the subject of the option transaction, the fund assumes the risk of loss in the amount by which the aggregate market price of the securities exceeds the aggregate exercise price of the option.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. As described above, although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

BANK DEBT

     The Fund may invest in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (Lenders), including banks. The Fund's investment may be in the form of participations in loans (Participations) or of assignments of all or a portion of loans from third parties (Assignments).

     In Assignments, the Fund typically succeeds to all the rights and obligations of the assigning selling institution and becomes a lender under the loan agreement with respect to that loan. Assignments are, however, arranged through private negotiations between assignees and assignors, and in certain cases the rights and obligations acquired by the Fund through the purchase of an assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties to the Fund about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

     Participations differ both from the public and private debt securities typically held by the Fund and from Assignments. In Participations, the Fund has a contractual relationship only with the Lender, not with the borrower. As a result, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Fund assumes the credit risk of both the borrower and the

Lender that is selling the Participation. In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

     Investments in Participations and Assignments otherwise bear risks common to investing in debt instruments which the Fund is currently authorized to purchase, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Fund may obtain less than the full value for loan interests sold because they are illiquid. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In addition to the creditworthiness of the borrower, the Fund's ability to receive payment of principal and interest is also dependent on the creditworthiness of any institution (that is, the Lender) interposed between the Fund and the borrower.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the Fund may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market for loans may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular loans in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities when valuing the Fund's securities and calculating its net asset value.

REPURCHASE AGREEMENTS

     The Fund may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. The Fund's repurchase agreements will at all times be fully collateralized by cash or other liquid assets in an amount at least equal to the resale price. The instruments held as collateral are valued daily and, if the value of the instruments declines, the Fund will require additional collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer the loss.

     The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC (PI or the Manager) pursuant to an order of the Securities and Exchange Commission (Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such other investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities in any amount to brokers, dealers and financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

     A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the investment adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

     Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SECURITIES OF OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions" below.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed-delivery basis -- that is, delivery and payment can take place in the future after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuations, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value each day. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities, and to facilitate such acquisitions, the Fund will segregate cash or other liquid assets, market-to-market daily, having a value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other portfolio obligations, incur a gain or loss due to market fluctuations. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed-delivery basis may increase the volatility of the Fund's NAV.

ILLIQUID SECURITIES

     The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable either within or outside of the United States. The Subadvisor (as defined below) will monitor the liquidity of such restricted securities under the supervision of the Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market (Direct Placement Securities). Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

     Restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act, and commercial paper that have a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be traded flat (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     The staff of the Commission has taken the position, which the Fund will follow, that purchased OTC options and the assets used as cover for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at its election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination but does allow the Fund to treat the assets used as cover as liquid. See "How the Fund Invests -- Additional Strategies" in the Prospectus.

BORROWING

     The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings as required by law. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of the Fund's total assets unless this policy is changed by the Board of Directors.

SEGREGATED ASSETS

     When the Fund is required to segregate assets in connection with certain transactions, it will segregate cash or liquid assets. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily, including foreign securities, high yield fixed-income securities and distressed securities.

(d)  TEMPORARY DEFENSIVE STRATEGIES AND SHORT-TERM INVESTMENTS

     In response to adverse market, economic or political conditions, the Fund may invest temporarily up to 100% of the Fund's assets in high quality money market instruments, including commercial paper of corporations organized under the laws of any state or political subdivision of the United States, certificates of deposit, bankers' acceptances and other obligations of domestic banks, including foreign branches of such banks, having total assets of at least $1 billion, obligations of foreign banks subject to the limitations set forth in Investment Restriction No. 14 and obligations issued or guaranteed by the United States Government, its instrumentalities or agencies. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund. Investing heavily in these securities is not consistent with the Fund's primary investment objective and limits the Fund's ability to achieve a high level of income, but can help to preserve the Fund's assets.

(e)  PORTFOLIO TURNOVER

     Although the Fund does not intend to engage in substantial short-term trading, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer. It is not anticipated that the Fund's portfolio turnover rate will exceed 150%. A portfolio turnover rate of 150% may exceed that of other investment companies with similar objectives. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding securities whose maturities at acquisition were one year or less) by the average monthly value of securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held in the Fund's portfolio were sold and replaced within one year. However, when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than anticipated. A higher rate of turnover results in increased transaction costs to the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. For the fiscal years ended December 31, 2001 and 2002, the Fund's portfolio turnover rate was 77% and 50%, respectively.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the restrictions listed below as fundamental policies. Under the 1940 Act, a fundamental policy is one which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this SAI, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

     The Fund may not:

          (1) Invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities).

          (2) Purchase more than 10% of the voting securities of any issuer.

          (3) Invest more than 25% of the market or other fair value of its total assets in the securities of issuers, all of which conduct their principal business activities in the same industry. For purposes of this restriction, gas, electric, water and telephone utilities will each be treated as being a separate industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

          (4) Make short sales of securities.

          (5) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities and the making of margin payments in connection with transactions in financial futures contracts.

          (6) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. Secured borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements and the purchase and sale of securities on a when-issued or delayed delivery basis and engaging in financial futures contracts, and related options are not deemed to be the issuance of a senior security or a pledge of assets.

          (7) Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

          (8) Purchase or sell real estate or real estate mortgage loans, although it may purchase marketable securities of issuers which engage in real estate operations or securities which are secured by interests in real estate.

          (9) Purchase or sell commodities or commodity futures contracts except financial futures contracts and options thereon.

          (10) Make loans of money or securities, except through the purchase of debt obligations, bank debt (i.e. loan participations), repurchase agreements and loans of securities.

          (11) Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

          (12) Purchase securities of other investment companies, except in the open market involving only customary brokerage commissions and as a result of which no more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

          (13) Invest for the purpose of exercising control or management of another company.

          (14) Invest more than 20% of the market or other fair value of its total assets in United States currency denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars. The Fund will not engage in investment activity in non-U.S. dollar denominated issues without first obtaining authorization to do so from its Board of Directors. See "Description of the Fund, Its Investments and Risks -- Investment Strategies, Policies and Risks -- Securities of Foreign Issuers."

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

     Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund, as defined in the or the 1940 Act are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

                             INDEPENDENT DIRECTORS

                                         TERM OF                                       NUMBER OF
                                          OFFICE                                     PORTFOLIOS IN
                                        AND LENGTH                                   FUND COMPLEX
      NAME, ADDRESS**        POSITION    OF TIME         PRINCIPAL OCCUPATIONS        OVERSEEN BY
          AND AGE            WITH FUND  SERVED***         DURING PAST 5 YEARS          DIRECTOR
      ---------------        ---------  ----------       ---------------------       -------------
Delayne Dedrick Gold (64)    Director   Since 1982  Marketing Consultant (1982-           88
                                                    present); formerly Senior Vice
                                                    President and Member of the
                                                    Board of Directors, Prudential
                                                    Bache Securities, Inc.
Thomas T. Mooney (61)        Director   Since 1996  Chief Executive officer, the          97
                                                    Rochester Business Alliance,
                                                    formerly President of the
                                                    Greater Rochester Metro Chamber
                                                    of Commerce; Rochester City
                                                    Manager; formerly Deputy Monroe
                                                    County Executive; Trustee of
                                                    Center for Governmental
                                                    Research, Inc.; Director of
                                                    Blue Cross of Rochester, and
                                                    Executive Service Corps of
                                                    Rochester; Director of the
                                                    Rochester Individual Practice
                                                    Association.
Stephen P. Munn (60)         Director   Since 1999  Chairman of the Board (since          72
                                                    1994) and formerly Chief
                                                    Executive Officer (1988-2001)
                                                    and President of Carlisle
                                                    Companies Incorporated.
Richard A. Redeker (59)      Director   Since 1995  Formerly Management Consultant        72
                                                    of Invesmart, Inc. (August
                                                    2001-October 2001); formerly
                                                    employee of Prudential
                                                    Investments (October 1996-
                                                    December 1998).
Nancy H. Teeters (72)        Director   Since 1996  Economist; formerly Vice              71
                                                    President and Chief Economist
                                                    of International Business
                                                    Machines Corporation; formerly
                                                    Director of Inland Steel
                                                    Industries (July 1984-1999);
                                                    formerly Governor of The
                                                    Federal Reserve (September
                                                    1978-June 1984).
Louis A. Weil, III (61)      Director   Since 1991  Formerly Chairman (January            72
                                                    1999-July 2000), President and
                                                    Chief Executive Officer
                                                    (January 1996-July 2000) and
                                                    Director (since September 1991)
                                                    of Central Newspapers, Inc.;
                                                    formerly Chairman of the Board
                                                    (January 1996-July 2000),
                                                    Publisher and Chief Executive
                                                    Officer (August 1991-December
                                                    1995) of Phoenix Newspapers,
                                                    Inc.


                                           OTHER
      NAME, ADDRESS**                DIRECTORSHIPS HELD
          AND AGE                   BY THE DIRECTOR****
      ---------------        ----------------------------------
Delayne Dedrick Gold (64)
Thomas T. Mooney (61)        Director, President and Treasurer
                             (since 1986) of First Financial
                             Fund, Inc. and Director (since
                             1988) of The High Yield Plus Fund,
                             Inc.
Stephen P. Munn (60)         Chairman of the Board (since
                             January 1994) and Director (since
                             1988) of Carlisle Companies
                             Incorporated (manufacturer of
                             industrial products); Director of
                             Gannett Co. Inc. (publishing and
                             media).
Richard A. Redeker (59)
Nancy H. Teeters (72)
Louis A. Weil, III (61)

                              INTERESTED DIRECTORS

                                         TERM OF                                       NUMBER OF
                                          OFFICE                                     PORTFOLIOS IN
                                        AND LENGTH                                   FUND COMPLEX
      NAME, ADDRESS**        POSITION    OF TIME         PRINCIPAL OCCUPATIONS        OVERSEEN BY
          AND AGE            WITH FUND  SERVED***         DURING PAST 5 YEARS          DIRECTOR
      ---------------        ---------  ----------       ---------------------       -------------
Robert F. Gunia (56)*        Vice       Since 1996  Executive Vice President and         116
                             President              Chief Administrative Officer
                             and                    (since June 1999) of PI;
                             Director               Executive Vice President and
                                                    Treasurer (since January 1996)
                                                    of PI; President (since April
                                                    1999) of Prudential Investment
                                                    Management Services LLC (PIMS);
                                                    Corporate Vice President (since
                                                    September 1997) of The
                                                    Prudential Insurance Company of
                                                    America (Prudential); formerly
                                                    Senior Vice President (March
                                                    1987-May 1999) of Prudential
                                                    Securities Incorporated
                                                    (Prudential Securities);
                                                    formerly Chief Administrative
                                                    Officer (July 1989-September
                                                    1996), Director (January 1989-
                                                    September 1996) and Executive
                                                    Vice President, Treasurer and
                                                    Chief Financial Officer (June
                                                    1987-December 1996) of PMF.
David R. Odenath, Jr. (45)*  President  Since 1999  President, Chief Executive           120
                             and                    Officer and Chief Operating
                             Director               Officer (since June 1999) of
                                                    PI; Senior Vice President
                                                    (since June 1999) of
                                                    Prudential; formerly Senior
                                                    Vice President (August 1993-May
                                                    1999) of PaineWebber Group,
                                                    Inc.
Judy A. Rice (55)*           Vice       Since 2000  Executive Vice President (since       98
                             President              1999) of Prudential
                             and                    Investments; formerly various
                             Director               positions to Senior Vice
                                                    President (1992-1999) of
                                                    Prudential Securities; and
                                                    various positions to Managing
                                                    Director (1975-1992) of Salomon
                                                    Smith Barney; Member of Board
                                                    of Governors of the Money
                                                    Management Institute.


                                           OTHER
      NAME, ADDRESS**                DIRECTORSHIPS HELD
          AND AGE                   BY THE DIRECTOR****
      ---------------        ----------------------------------
Robert F. Gunia (56)*        Vice President and Director (since
                             May 1989) and Treasurer (since
                             1999) of The Asia Pacific Fund,
                             Inc.
David R. Odenath, Jr. (45)*
Judy A. Rice (55)*

Information pertaining to the officers of the Fund who are not also Directors is set forth below.

                                                              OFFICERS
                                                              --------
                                         TERM OF
                                          OFFICE
                                        AND LENGTH
      NAME, ADDRESS**        POSITION    OF TIME        PRINCIPAL OCCUPATIONS
          AND AGE            WITH FUND  SERVED***        DURING PAST 5 YEARS
      ---------------        ---------  ----------      ---------------------
Grace C. Torres (43)         Treasurer  Since 1995  Senior Vice President (since
                             and                    January 2000) of PI; formerly
                             Principal              First Vice President (December
                             Financial              1996-January 2000) of PI; and
                             and                    First Vice President (March
                             Accounting             1993-May 1999) of Prudential
                             Officer                Securities.
Deborah A. Docs (45)         Secretary  Since 1996  Vice President and Corporate
                                                    Counsel (since January 2001)
                                                    of Prudential; Vice President
                                                    and Assistant Secretary (since
                                                    December 1996) of PI.
Marquerite E.H. Morrison
  (46)                       Assistant  Since 2002  Vice President and Chief Legal
                             Secretary              Officer -- Mutual Funds and
                                                    Unit Investment Trusts (since
                                                    August 2000) of Prudential;
                                                    Senior Vice President and
                                                    Assistant Secretary (since
                                                    February 2001) of PI; Vice
                                                    President and Assistant
                                                    Secretary of PIMS (since
                                                    October 2001); previously Vice
                                                    President and Associate
                                                    General Counsel (December
                                                    1996-February 2001) of PI and
                                                    Vice President and Associate
                                                    General Counsel (September
                                                    1987-September 1996) of
                                                    Prudential Securities.
Maryanne Ryan (38)           Anti-      Since 2002  Vice President, Prudential
                             Money                  (since November 1998); First
                             Laundering             Vice President, Prudential
                             Compliance             Securities (March 1997-May
                             Officer                1998).

---------------

   * "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments, LLC), the Subadviser (Prudential Investment Management, Inc.) or the Distributor (Prudential Investment Management Services LLC).

  ** Unless otherwise noted, the address of the Directors and officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

 *** There is no set term of office for Directors and officers. The Independent
     Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or officer.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

     The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy in accordance with Maryland law and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services-Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Fund's Management Agreement and Articles of Incorporation, the Board may contract for advisory and management services for the Fund. Any such contract may permit the Manager to delegate certain or all of its duties under such contract to the Subadviser.

     Directors and Officers of the Fund are also trustees, directors and officers of some or all of the other investment companies advised by the Fund's manager and distributed by PIMS.

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

                           STANDING BOARD COMMITTEES

     The Board has established two standing committees in connection with the governance of the Fund -- Audit and Nominating.

     The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent accountants, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibilities includes the appointment, compensation and oversight of the Fund's auditors. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended December 31, 2002.

     The Nominating Committee consists of all of the Independent Directors. This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee did not meet during the fiscal year ended December 31, 2002.

     In addition to the two standing Committees of the Fund, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. The following Independent Director serves on the Executive Committee: Thomas T. Mooney. Independent Directors from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and fund management on issues that affect more than one fund; serving as a liaison between the Boards of Directors/Trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.

                                  COMPENSATION

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

     The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as result of the introduction of additional funds upon whose Boards the Directors may be asked to serve.

     Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors' fees daily which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential Mutual Fund chosen by the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The Fund has no retirement or pension plan for its Directors.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2002 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2002.

                               COMPENSATION TABLE

                                                                           PENSION OR     TOTAL 2002
                                                                           RETIREMENT    COMPENSATION
                                                                            BENEFITS      FROM FUND
                                                                           ACCRUED AS      AND FUND
                                                             AGGREGATE      PART OF      COMPLEX PAID
                                                            COMPENSATION      FUND      TO INDEPENDENT
                    NAME AND POSITION                        FROM FUND      EXPENSES      DIRECTORS
                    -----------------                       ------------   ----------  ----------------
Eugene C. Dorsey -- Director**(1).........................     $5,825         None     $145,500(17/80)*
Delayne Dedrick Gold -- Director..........................     $6,488         None     $186,250(36/88)*
Thomas T. Mooney -- Director**............................     $7,325         None     $201,250(29/97)*
Stephen P. Munn -- Director...............................     $6,488         None     $118,000(23/72)*
Richard A. Redeker -- Director............................     $5,825         None     $120,500(23/72)*
Nancy H. Teeters -- Director..............................     $5,825         None     $123,000(24/71)*
Louis A. Weil, III -- Director............................     $5,825         None     $113,000(23/72)*

---------------
   * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

  ** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2002, such compensation was deferred at the election of the Directors, in total or in part, under the Fund's deferred fee agreement. Including accrued interest on amounts deferred through December 31, 2002, total value of compensation for the year amounted to $138,574 and $164,629 for Messrs. Dorsey and Mooney, respectively.

   (1) Effective January 1, 2003, Mr. Dorsey retired from this position.

     Interested Directors and Officers do not receive compensation from the Fund or any fund in the Fund Complex and therefore are not shown in the Compensation Table.

     The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2002.

                         DIRECTOR SHARE OWNERSHIP TABLE

                             INDEPENDENT DIRECTORS

                                                                          AGGREGATE DOLLAR RANGE OF
                                                                          EQUITY SECURITIES IN ALL
                                            DOLLAR RANGE OF                 REGISTERED INVESTMENT
                                         EQUITY SECURITIES IN               COMPANIES OVERSEEN BY
        NAME OF DIRECTOR                       THE FUND                   DIRECTOR IN FUND COMPLEX
---------------------------------  ---------------------------------  ---------------------------------
Eugene C. Dorsey(1)                               --                         ($10,001 - $50,000)
Delayne Dedrick Gold                         $1 - $10,000                       over $100,000
Thomas T. Mooney                          ($10,001 - $50,000)                   over $100,000
Stephen P. Munn                           ($10,001 - $50,000)                   over $100,000
Richard A. Redeker                                --                            over $100,000
Nancy H. Teeters                                  --                           ($1 - $10,000)
Louis A. Weil, III                          ($1 - $10,000)                      over $100,000

---------------
   (1) Effective January 1, 2003, Mr. Dorsey retired from this position.

                                 INTERESTED DIRECTORS

                                                                          AGGREGATE DOLLAR RANGE OF
                                                                          EQUITY SECURITIES IN ALL
                                            DOLLAR RANGE OF                 REGISTERED INVESTMENT
                                         EQUITY SECURITIES IN               COMPANIES OVERSEEN BY
        NAME OF DIRECTOR                       THE FUND                   DIRECTOR IN FUND COMPLEX
---------------------------------  ---------------------------------  ---------------------------------
Robert F. Gunia                           ($10,001 - $50,000)                   over $100,000
David R. Odenath, Jr.                             --                            over $100,000
Judy A. Rice                                      --                            over $100,000

     The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2002.

                               NAME OF
                             OWNERS AND
                            RELATIONSHIPS                   TITLE OF       VALUE OF      PERCENT OF
     NAME OF DIRECTOR        TO DIRECTOR      COMPANY         CLASS       SECURITIES        CLASS
--------------------------  -------------  -------------  -------------  -------------  -------------
Eugene C. Dorsey(1)              --             --             --             --             --
Delayne Dedrick Gold             --             --             --             --             --
Thomas T. Mooney                 --             --             --             --             --
Stephen P. Munn                  --             --             --             --             --
Richard A. Redeker               --             --             --             --             --
Nancy H. Teeters                 --             --             --             --             --
Louis A. Weil, III               --             --             --             --             --

---------------
   (1) Effective January 1, 2003, Mr. Dorsey retired from this position.

     Directors of the Fund are eligible to purchase Class Z shares of the Fund.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of February 7, 2003, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of each Class of the outstanding common stock of the Fund. As of such date, there were no beneficial owners of more than 5% of any Class of shares of the Fund.

     As of February 7, 2003, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were:
Prudential Retirement Services, Nominee for Trustee PI W68700, Prudential Securities Inc., PO Box 15040, New Brunswick, NJ 08906, who held 40.1 Class Z shares of the Fund ( % of the outstanding Class Z shares).

     As of February 7, 2003, Prudential Securities was the record holder for other beneficial owners of 88,151,308 Class A shares (or 38.6% of the outstanding Class A shares), 66,702,612 Class B shares (or 54.2% of the outstanding Class B shares), 12,865,203 Class C shares (or 82.9% of the outstanding Class C shares) and 9,223,048 Class Z shares (or 98.9% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER

     The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed -- Manager" in the Prospectus. As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $86.1 billion.

     PI is a wholly-owned subsidiary of PIFM HoldCo., Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI has hired Prudential Investment Management, Inc. (PIM, the Subadviser or the Investment Adviser) to provide subadvisory services to the Fund. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank, the Fund's custodian (the Custodian), and PMFS. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

     For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $250 million, .475 of 1% of the next $500 million, .45 of 1% of the next $750 million, .425 of 1% of the next $500 million, .40 of 1% of the next $500 million, .375 of 1% of the next $500 million and .35 of 1% over $3 billion of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PI, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PI will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PI will be paid by PI to the Fund. No such reduction was required during the current fiscal year ended December 31, 2002. Currently, the Fund believes there are no such expense limitations.

     PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return.

     In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

          (a) the salaries and expenses of all personnel of the Fund and the Manager except the fees and expenses of Directors;

          (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

          (c) the costs and expenses payable to the Subadviser, pursuant to the Subadvisory Agreement between PI and the Subadviser (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses including: (a) the fees payable to the Manager; (b) the fees and expenses of Independent Directors; (c) the fees and certain expenses of the Fund's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares; (d) the charges and expenses of the Fund's legal counsel and independent accountants; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade associations of which the Fund is a member; (h) the cost of share certificates representing shares of the Fund; (i) the cost of fidelity, directors and officers and errors and omissions insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses and statements of additional information for filing under federal and state securities laws for such purposes; (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports to the shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; and (m) distribution and service (12b-1) fees.

     The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, (as defined in the 1940 Act) upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

     For the fiscal years ended December 31, 2000, 2001 and 2002 the Fund paid PI a management fee of $13,598,094, $11,166,031 and $9,293,686, respectively.

     PI has entered into the Subadvisory Agreement with the Subadviser, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser was reimbursed by PI for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. The Subadviser is paid by PI at an annual rate of .250 of 1% of the Fund's average daily net assets up to and including $250 million, .2256 of 1% of the next $500 million, .2025 of 1% of the next $750 million, .1806 of 1% of the next $500 million, .160 of 1% of the next $500 million, .1406 of 1% of the next $500 million and .1225 of 1% over $3 billion of the Fund's average daily net assets. The fee is computed daily and payable monthly. For the fiscal year ended December 31, 2002 and fiscal period ended December 31, 2001, PI paid PIM $4,242,224 and $5,887,083, respectively, for its investment advisory services to the Fund.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

(B) MATTERS CONSIDERED BY THE BOARD

     The Management and Subadvisory Agreements were last approved by the Board of Directors, including all of the Independent Directors, on May 22, 2002 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and Subadviser that addressed specific factors designed to inform the Board's consideration of these and other issues.

     With respect to the nature and quality of the services provided by the Manager and Subadviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past one, three, five and ten years. The Board considered the Manager's and Subadvisor's reputation and their stated intentions with respect to their respective investment management capabilities in the management of the Fund. The Board considered each of the Manager's and Subadviser's stated commitment to the maintenance of effective compliance programs for the Fund and their positive compliance history, as neither the Manager nor the Subadvisor has been subject to any significant compliance problems. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services.

     With respect to the overall fairness of the Management and Subadvisory Agreements, the Board considered the fee structure of the Agreements and the profitability of the Manager and the Subadviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board noted that the fee rate paid by the Fund to the Manager was below the median compensation paid by comparable funds. The Board also considered the contractual limits on Fund expenses undertaken by the Manager. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadviser. In concluding that the direct and indirect benefits accruing to the Manager, the Subadviser and their affiliates by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the Subadviser's profit or loss on the Fund for the recent period. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the Subadviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Directors.

     PIM's Fixed Income Group includes the following sector teams which may contribute towards security selection in addition to the sector team described in the Prospectus (assets under management are as of December 31, 2002):

                                GLOBAL LIQUIDITY

ASSETS UNDER MANAGEMENT:  $37 billion.
TEAM LEADER: Peter Cordrey. GENERAL INVESTMENT EXPERIENCE: 21 years. PORTFOLIO MANAGERS: 9. AVERAGE GENERAL INVESTMENT EXPERIENCE: 12 years, which includes team members with significant mutual fund experience.
SECTOR:  U.S. and non-U.S. governments and mortgages.
INVESTMENT STRATEGY:  Focus is on high quality, liquidity and controlled risk.

                                   CORPORATES

ASSETS UNDER MANAGEMENT:  $49 billion.
TEAM LEADER:  Steven Kellner, CFA. GENERAL INVESTMENT EXPERIENCE: 17 years.

PORTFOLIO MANAGERS: 7. AVERAGE GENERAL INVESTMENT EXPERIENCE: 13 years, which includes team members with significant mutual fund experience.
SECTOR:  U.S. investment-grade corporate securities.
INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

                                EMERGING MARKETS

ASSETS UNDER MANAGEMENT:  $3 billion.
TEAM LEADERS: David Bessey. GENERAL INVESTMENT EXPERIENCE: 13 years respectively.
PORTFOLIO MANAGERS: 1. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years, which includes team members with significant mutual fund experience.
SECTOR:  Government and corporate securities of foreign issuers.
INVESTMENT STRATEGY: Focus is on active, research-based approach, with value-added through country, sector and security selection, including tactical rotation between corporate and sovereign securities.

                                 MONEY MARKETS

ASSETS UNDER MANAGEMENT:  $42 billion.
TEAM LEADER:  Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 19 years.
PORTFOLIO MANAGERS:  8. AVERAGE GENERAL INVESTMENT EXPERIENCE: 13 years.
SECTOR: High-quality short-term securities, including both taxable and tax-exempt instruments.
INVESTMENT STRATEGY: Focus is on safety of principal, liquidity and controlled risk.

CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

     Prudential Investment Management Services LLC (PIMS or the Distributor), Three Gateway Center, 14th Floor, Newark, NJ 07102 acts as the distributor of the shares of the Fund. PIMS is a subsidiary of Prudential. See "How the Fund is Managed -- Distributor" in the Prospectus.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, B and C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement, none of these expenses of distribution are reimbursed by or paid for by the Fund. See "How the Fund is Managed -- Distributor" in the Prospectus.

     The expenses incurred under the Plans include commissions and account servicing fees paid to or on account of brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares including lease, utility, communications and sales promotion expenses. The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%, The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 2003. Fee waivers will increase the Fund's total return.

     For the fiscal year ended December 31, 2002, the Distributor received payments of $3,015,121 under the Class A Plan and spent approximately $2,817,000 in distributing the Fund's Class A shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 2002, the Distributor also received approximately $471,000 in initial sales charges attributable to Class A shares.

     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of .75% of 1% and 1% of the average daily net assets of the Class B and Class C shares, respectively. The Class B Plan provides that (1) .25 of 1% of the average daily net assets of the Class B shares shall be paid as a service fee and (2) .50 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) shall be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) .25 of 1% of the average daily net assets of the Class C shares shall be paid as a service fee for providing personal service and/or maintaining shareholder accounts and (2) .75 of 1% of the average daily net assets of the Class C shares shall be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, initial sales charges. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending December 31, 2003. Fee waivers will increase the Fund's total return.

     CLASS B PLAN. For the fiscal year ended December 31, 2002, the Distributor received $5,400,919 from the Fund under the Class B Plan and spent approximately $4,625,400 in distributing the Class B shares of the Fund. It is estimated that of the latter amount, approximately .01%, ($2,000) was spent on printing and mailing of prospectuses to other than current shareholders; 18.6%, ($862,400) was spent on compensation to Pruco Securities Corporation, an affiliated broker-dealer (Pruco) for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 81.3%, ($3,761,000), on the aggregate of (1) payments of commissions and account servicing fees to financial advisers 46.5%, ($2,149,200) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses 34.8%, ($1,611,800). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)" in the Prospectus. For the fiscal year ended December 31, 2002, the Distributor received approximately $1,434,000 in contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN. For the fiscal year ended December 31, 2002, the Distributor received $543,796 from the Fund under the Class C Plan and spent approximately $647,100 in distributing the Fund's Class C shares. It is estimated that of the latter amount, approximately 0.1%, ($200) was spent on printing and mailing of prospectuses to other than current shareholders; 0.5%, ($3,800) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 99.4%, ($643,100) on the aggregate of (1) payments of commission and account servicing fees to financial advisers 75.9%, ($491,200) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses 23.5%, ($151,900).

     The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)" in the Prospectus. For the fiscal year ended December 31, 2002, the Distributor received approximately $35,000 in contingent deferred sales charges and $141,000 in initial sales charges with respect to sales of Class C shares.

     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of each such class to the sales of Class A, Class B and

Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

                                     * * *

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Independent Directors who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or on any agreement related to the Plans (Rule 12b-1 Directors) cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law.

     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

     PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for Class A and Class C shares, for the fiscal year ended December 31, 2003. Fee waivers and subsidies will increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

     Pursuant to rules of the National Association of Securities Dealers (NASD) conduct rules, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, MA 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, NJ 08830, serves as the transfer and dividend disbursing agent of the Fund. It is a wholly-owned subsidiary of PIFM Holdco Inc., the parent of PI the Manager. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

     For the fiscal year ended December 31, 2002, the Fund incurred expenses of approximately $2,412,000 for the services of PMFS.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions. For purposes of this section, the term "Manager" includes the "Subadviser." In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. (While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.) Within the framework of the policy of obtaining most favorable price and efficient execution, the Manager will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for a Fund to brokers, other than Prudential Securities (or any affiliate), in order to secure research and investment services described above, subject to the primary consideration of obtaining the most favorable price and efficient execution in the circumstances and subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates or one of the investment adviser's affiliates (an affiliated broker).

     The securities purchased by the Fund are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with the Distributor or any affiliate in any transaction in which the Distributor or any affiliate acts as principal. Thus, it will not deal with an affiliated broker acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.

     Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter, except in accordance with rules of the Commission. The Fund may not participate in any transaction where an affiliated broker is acting as principal, nor may the Fund deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal or market maker, except as may be permitted by the Commission. These limitations, in the opinion of the Manager, will not significantly affect the Fund's ability to pursue its present investment objectives. However, in the future in other circumstances the Fund may be at a disadvantage because of these limitations in comparison to other funds with similar objectives but not subject to such limitations.

     Subject to the above considerations, an affiliated broker may act as a broker for the Fund. In order for an affiliated broker to effect any portfolio transactions for a Fund, the commissions, fees and other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the Independent Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by it from transactions effected for the Fund during the applicable period. Brokerage transactions with an affiliated broker or any affiliate are also subject to such fiduciary standards as may be imposed upon it by applicable law.

     During the fiscal years ended December 31, 2000, 2001 and 2002 the Fund paid $21,530, $10,882 and $19,428, respectively, in brokerage commissions. During these periods, the Fund paid no brokerage commissions to any of the Fund's affiliates, including Prudential Securities.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at December 31, 2002. As of December 31, 2002, the Fund did not hold any securities of its regular brokers and dealers.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Fund is authorized to issue 3 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Of the authorized shares of common stock of the Fund, 750 million shares consist of Class A common stock, 750 million shares consist of Class B common stock, 750 million shares consist of Class C common stock and 750 million shares consist of Class Z common stock. Each class of common stock of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests on any other class, (3) each class has a different (or no) exchange privilege and
(4) only Class B shares have a conversion feature. Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences privileges, limitations and voting and dividend rights as the Board may determine.

     The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above and each class bears the expenses related to the distribution of its shares

(with the exception of Class Z shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

     Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A or Class C shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are not subject to any sales charge and are offered exclusively for sale to a limited group of investors at NAV. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Buy Shares" in the Prospectus.

     Each class represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. See "Investment Advisory and Other Services -- Principal Underwriter, Distributor and Rule 12b-1 Plans" above and "Shareholder Investment Account -- Exchange Privilege" below.

     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential High Yield Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).

     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time) on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

     In making a subsequent purchase by wire, you should wire State Street directly and should be sure that the wire specifies Prudential High Yield Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using federal funds.

ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

     Under the current distribution arrangements between the Fund and the Distributor, Class A* shares are sold at a maximum sales charge of 4%, Class C* shares are sold with a 1% initial sales charge, and Class B* and Class Z shares of the Fund are sold at NAV. Using the Fund's NAV at December 31, 2002, the maximum offering prices of the Fund's shares are as follows:

CLASS A
  NAV and redemption price per Class A share................    $4.99
                                                                -----
  Maximum sales charge (4% of offering price)...............      .21
                                                                -----
  Offering price to public..................................    $5.20
                                                                =====
CLASS B
  NAV, offering price and redemption price per Class B
     share*.................................................    $4.98
                                                                =====
CLASS C
  NAV and redemption price per Class C share*...............    $4.98
                                                                -----
  Maximum sales charge (1% of offering price)...............    $ .05
                                                                -----
  Offering Price to Public..................................    $5.03
                                                                =====
CLASS Z
  NAV, offering price and redemption price per Class Z
     share..................................................    $5.00
                                                                =====

---------------
* Class A, Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Sell Your Shares" in the Prospectus.

SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for more than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, the sales charges and cumulative annual distribution-related fees would be approximately the same for Class A, Class B and Class C shares. However, you should consider purchasing Class B shares over Class A shares or Class C shares because all of your money would be invested initially in the case of Class B shares.

     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B or Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it generally may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase. In addition, if you purchase $1 million or more of Class A shares, you are subject to a 1% CDSC on shares sold within 12 months. This charge is waived for all such Class A shareholders other than those unaffiliated brokers who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE -- CLASS A SHARES

     BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

     PURCHASE OF $1 MILLION OR MORE OF CLASS A SHARES. If you purchase $1 million or more of Class A shares, you will not be subject to the initial sales charge, and a CDSC may apply in certain circumstances, as previously noted.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV through the Distributor or the transfer agent, by:

     - officers of the Prudential mutual funds (including the Fund)

     - employees of the Distributor, Prudential Securities. PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the transfer agent

     - employees of investment advisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer

     - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

     - real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Pruco or with the transfer agent

     - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer

     - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
       (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase

     - investors in Individual Retirement Accounts (IRAs), provided the purchase is made in a direct rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

     - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g., mutual fund "wrap" or asset allocation programs)

     - orders placed by clients of broker dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For an investor to obtain any reduction or waiver of the initial sales charges at the time of the sale either the transfer agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charge is imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Buy Shares -- Step 2: Choose a Share Class -- Reducing or Waiving Class A's Initial Sales Charge" in the prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     - an individual

     - the individual's spouse, their children and their parents

     - the individual's and spouse's IRA

     - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

     - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

     - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

     - one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

     The transfer agent, Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the investment, within a thirteen-month period, of a specific dollar amount in the Fund and other Prudential mutual funds (Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

     For purposes of the Letter of Intent, the value of all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the transfer agent or its affiliates, and through your broker, will not be aggregated to determine the reduced sales charge.

     A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed

Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to any individual participants in any retirement or group plans.

CLASS B SHARES

     The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the transfer agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

     The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE -- CLASS C SHARES

     BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

     INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT
COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities; (ii) investors purchasing shares through a COMMAND Account or an Investor Account with Pruco Securities; and (iii) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide it with such supporting documents as it may deem appropriate.

     Other. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase such Class C shares without paying the initial sales charge.

CLASS Z SHARES

     Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

     - mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

     - certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

     - current and former Directors/Trustees of the Prudential mutual funds (including the Fund)

     - Prudential, with an investment of $10 million or more.

     - Class Z shares may also be purchased by qualified state tuition programs (529 plans).

RIGHTS OF ACCUMULATION

     Reduced sales charges also are available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of Accumulation may be applied across the classes of the Prudential mutual funds. The value of shares held directly with the transfer agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "Risk/Return Summary -- Evaluating Performance" in the Prospectus.

     The Distributor or the transfer agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES

     You can redeem your shares at any time for cash at NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the transfer agent in connection with investors' accounts) by the transfer agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m. New York time), in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

     In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the transfer agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the transfer agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its transfer agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor, or to your broker.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the transfer agent, the signature(s) on the redemption request, or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. The transfer agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request, and certificates, if issued, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your account at your broker unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

     Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

     EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund -- Telephone Redemptions or Exchanges" in the prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS at (800) 225-1852.

     REDEMPTION IN KIND. If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the transfer agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised, to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption . See "Contingent Deferred Sales Charge" below.

CONTINGENT DEFERRED SALES CHARGE

     Certain redemptions of Class A shares within 12 months of purchase are subject to a 1% CDSC. Redemptions of Class B shares will be subject to a contingent deferred sales charge of CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account -- Exchange Privilege" below.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                           CONTINGENT DEFERRED SALES CHARGE
                                                              AS A PERCENTAGE OF DOLLARS
            YEAR SINCE PURCHASE PAYMENT MADE               INVESTED OR REDEMPTION PROCEEDS
            --------------------------------               --------------------------------
First....................................................                 5.0%
Second...................................................                 4.0%
Third....................................................                 3.0%
Fourth...................................................                 2.0%
Fifth....................................................                 1.0%
Sixth....................................................                 1.0%
Seventh..................................................                None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 18 months for Class C shares, then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, and the Guaranteed Insulated Separate Account or units of the Stable Value Fund.

     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     You must notify the transfer agent either directly or through your broker at the time of redemption that you are entitled to waiver of the CDSC and provide the transfer agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

     In connection with these waivers, the transfer agent will require you to submit the supporting documentation set forth below.

                CATEGORY OF WAIVER                                REQUIRED DOCUMENTATION
                ------------------                                ----------------------
Death                                               A copy of the shareholder's death certificate or,
                                                    in the case of a trust, a copy of the grantor's
                                                    death certificate, plus a copy of the trust
                                                    agreement identifying the grantor.
Disability -- An individual will be considered      A copy of the Social Security Administration award
  disabled if he or she is unable to engage in any  letter or a letter from a physician on the
  substantial gainful activity by reason of any     physician's letterhead stating that the
  medically determinable physical or mental         shareholder (or, in the case of a trust, the
  impairment which can be expected to result in     grantor (a copy of the trust agreement identifying
  death or to be of long-continued and indefinite   the grantor will be required as well)) is
  duration.                                         permanently disabled. The letter must also
                                                    indicate the date of disability.
Distribution from an IRA or 403(b) Custodial        A copy of the distribution form from the custodial
  Account                                           firm indicating (i) the date of birth of the
                                                    shareholder and (ii) that the shareholder is over
                                                    age 59 1/2 and is taking a normal
                                                    distribution-signed by the shareholder.

                CATEGORY OF WAIVER                                REQUIRED DOCUMENTATION
                ------------------                                ----------------------
Distribution from Retirement Plan                   A letter signed by the plan administrator/trustee
                                                    indicating the reason for the distribution.
Excess Contributions                                A letter from the shareholder (for an IRA) or the
                                                    plan administrator/trustee on company letterhead
                                                    indicating the amount of the excess and whether or
                                                    not taxes have been paid.

     PMFS reserves the right to request such additional documents as it may deem appropriate.

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The transfer agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1998, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contract PMFS for more details.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES

     BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE -- CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equal 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during the month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a shares until approximately eight years from purchase. For purpose of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of shares.

     Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the transfer agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

     AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For the convenience of investors, all dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the transfer agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent to him or her in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividends or distributions at NAV by returning the check to the transfer agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to CDSC upon redemption.

     EXCHANGE PRIVILEGE. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares, respectively, of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the transfer agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

     If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

     In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

     CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

     The following money market funds participate in the Class A exchange privilege:

          Prudential California Municipal Fund
          (California Money Market Series)
        Prudential Government Securities Trust
          (Money Market Series)
          (U.S. Treasury Money Market Series)
        Prudential Municipal Series Fund
          (New Jersey Money Market Series)
          (New York Money Market Series)
        Prudential MoneyMart Assets, Inc.
        Prudential Tax-Free Money Fund, Inc.

     CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Special Money Market Fund, Inc. (Special Money Fund) money market mutual fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

     Additional details about the Exchange Privilege for each of the Prudential mutual funds are available from the Fund's transfer agent, Prudential Securities or Prusec. The exchange privilege may be modified, terminated or suspended on sixty (60) days' notice, and any fund, including the Fund, or the Distributor has the right to reject any exchange application relating to such Fund's shares.

     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares of any Prudential mutual fund at NAV will be exchanged for Class A shares on a quarterly basis unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the transfer agent either directly or through Prudential Securities, Pruco or another broker that they are eligible for this special exchange privilege. Please note that this special exchange privilege for shareholder's who qualify to purchase Class A shares at NAV will be discontinued effective June 16, 2003.

     Participants in any fee-based program for which the Fund is an available option will have their Class A shares if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and to the extent provided for in the program. Class Z shares required through participation in the program) will be exchanged for Class A shares at net asset value.

     Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's transfer agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Exchange Your Shares -- Frequent Trading" in the Prospectus.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university in 10 years.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                                          $100,000    $150,000    $200,000    $250,000
--------------------                                          --------    --------    --------    --------
25 years....................................................   $  105      $  158      $  210      $  263
20 years....................................................      170         255         340         424
15 years....................................................      289         433         578         722
10 years....................................................      547         820       1,093       1,366
5 years.....................................................    1,361       2,041       2,721       3,402

     See "Automatic Investment Plan" below.

---------------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund by authorizing his or her bank account or brokerage account (including a Command Account) to be debited to invest specified dollar amounts for subsequent investment into the Fund. The investor's bank must be a member of the Automated Clearing House System.

     Further information about this program and an application form can be obtained from the transfer agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

     A systematic withdrawal plan is available to shareholders through the Distributor, or the transfer agent or your broker. The withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class A (in certain cases), Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)" in the Prospectus.

     In the case of shares held through the transfer agent (1) all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of the Fund in order for the shareholder to participate in the plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.

     The transfer agent, or your broker acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals exceed reinvested dividends and distributions, the shareholder's original investment may be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A and Class C shares and (ii) the redemption of Class A (in certain cases), Class B or Class C shares. Shareholders should consult their tax advisers regarding the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

     Various tax-deferred retirement plans, including 401(k) plans, self-directed Individual Retirement Accounts and tax sheltered accounts under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding establishment, administration and custodial fees, as well as other plan details, are available from the Distributor or the transfer agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

     INDIVIDUAL RETIREMENT ACCOUNTS. An Individual Retirement Account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 38.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS                                                 PERSONAL
MADE OVER                                                     SAVINGS       IRA
-------------                                                 --------    --------
  10 years..................................................  $ 26,283    $ 31,291
  15 years..................................................    44,978      58,649
  20 years..................................................    68,739      98,846
  25 years..................................................    98,936     157,909
  30 years..................................................   137,316     244,692

---------------
(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

     From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Financial Professional, or other broker concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

     The price an investor pays for each share is based on the share value. The Fund's share value -- known as the net asset value per share or NAV -- is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing the Funds' NAV, the Fund will value the Funds' futures contracts generally 15 minutes after the close of regular trading on the NYSE. The Fund may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund's portfolio securities do not affect materially its

NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market marker. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Portfolio Securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Subadviser or Manager, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other Prudential mutual funds; and such other factors as may be determined by the Subadviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Subadviser or Manager believe were priced incorrectly.

     A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that Manager determines that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Fund's Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued of discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available are valued at their current market quotations as supplied by an Independent pricing agent or principal market maker.

     Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgement of the Subadviser or Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the "Proxy") of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (i) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (ii) periodically obtaining actual market quotes for the security.

     As long as the Fund declares dividends daily, the net asset value of the Class A, Class B, Class C, and Class Z shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The Fund declares dividends on a daily basis in an amount based on actual net investment income determined in accordance with generally accepted accounting principles. A portion of such dividends may also include projected net investment income. Such dividends will be payable monthly in additional shares of the Fund unless otherwise requested by the shareholder.

     Net capital gains, if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. The Fund had a capital loss carryforward at December 31, 2002, of approximately $1,429,139,000, of which $162,250,000 expires in 2003, $169,718,000 expires in
2007, $312,066,000 expires in 2008, $369,236,000 expires 2009 and $386,017,000 expires 2010. The remaining amount resulted from when the Fund acquired a capital loss carryforward from the merger with Prudential High Yield Total Return Fund, Inc., in the amount of $29,852,000, of which $1,698,000 expires 2006, $6,981,000 expires 2007, $8,555,000 in 2008 and $12,618,000 expires in
2009, respectively. The future utilization of the acquired built-in losses from Prudential High Yield Total Return Fund, Inc., in the amount of $18,309,338, will be limited under Section 382 of the Internal Revenue Code of 1966, as amended. The annual limitation to be applied to all Section 382 losses will be $3,494,000. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such allowable amounts. In addition, the Fund has elected to treat post-October capital losses of approximately $12,393,000 as having been incurred in the next fiscal year.

     The Fund qualifies and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. Under Subchapter M, the Fund is not subject to federal income taxes on the taxable income it distributes to shareholders, provided that it distributes to shareholders each year at least 90% of its net investment income and net short-term capital gains in excess of net long-term capital losses, if any.

     Qualification of the Fund as a regulated investment company under the Internal Revenue Code generally requires, among other things, that the Fund (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of determining whether the Fund is subject to an excise tax, income on which the Fund pays Federal income tax is treated as distributed.

     If the Fund pays a dividend in January which was declared in October, November or December of the preceding year to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable with respect to the Class B and Class C shares. The per share dividends on Class A will be lower than the per share dividends on Class Z as a result of the distribution-related fees applicable to Class A shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value" above.

     Any gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities generally will be treated as capital gain or loss. Any such capital gain or loss will be treated as long-term capital loss if the shares were held for more than one year. In the case of an individual, the maximum long-term capital gains rate is generally 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum corporate tax rate for ordinary income. However, any loss realized by a shareholder upon the sale of shares of the Fund held by the shareholder for six months or less generally will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before and ending 30 days after the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares. Under certain circumstances, a shareholder who acquires shares of the Fund and sells, exchanges or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     Distributions of net investment income and net realized short-term capital gains of the Fund are taxable to shareholders of the Fund as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains regardless of whether the shareholder received such distribution in additional shares or in cash and regardless of how long shares of the Fund have been held by such shareholder. Dividends received by corporate shareholders are generally not eligible for a dividends-received deduction of 70%. Not later than 60 days after the close of its taxable year, the Fund will provide the shareholders with a written notice designating the amounts of any capital gain and ordinary income dividends. Tax-exempt shareholders will not be required to pay taxes on such amounts.

     The Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities or borrow and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements. Debt securities acquired by the Fund also may be subject to the market discount rules. In addition, investment by the Fund in foreign currencies or foreign currency denominated or referenced debt securities, certain asset- backed securities and contingent payment and inflation-indexed debt instruments also may increase or accelerate recognition of income by the Fund, including the recognition of taxable income in excess of the cash generated by such investments.

     Internal Revenue Code Section 1259 requires the recognition of gain if the Fund makes a "constructive sale" of an "appreciated financial position" (for example, stock). The Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract or short sale to deliver the same or substantially identical property, or enters into certain other transactions.

     Certain financial futures contracts entered into by the Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last business day of the Fund's taxable year. Any gain or loss recognized on actual or deemed sales of these financial futures contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Any net mark-to-market gains realized by the Fund may be subject to distribution requirements referred to above, even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. The Fund may be required to defer the recognition of losses on financial futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     The Fund's gains and losses on the sale, lapse, or other termination of call options it holds on financial futures contracts will generally be treated as gains and losses from the sale of underlying financial futures contracts. If options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains upon such expiration. The Fund may also realize short-term gains and losses associated with closing transactions with respect to call options written by the Fund. If call options written by the Fund are exercised, the selling price of the financial futures contract is increased, in determining gain or loss, by the amount of the premium received by the Fund. Such gain or loss is short-term or long-term depending upon the holding period of the financial futures contract.

     Upon the exercise of a put held by the Fund, the premium paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is short-term or long-term capital gain or loss, depending on the holding period of the futures contract, bond or note. However, in certain cases in which the put is not acquired on the same day as the underlying contract or securities, gain from the put may be considered as short-term capital gain. If a put is sold prior to its exercise, any gain or loss would be short-term or long-term depending upon the holding period of the put. If a put expires unexercised, the Fund would realize capital loss, which would be treated as short-term or long-term depending on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and the underlying contract or securities are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of such contract or securities. In certain cases, a put may affect the holding period of the underlying security.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency, or determined by reference to the value of one or more foreign currencies, and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency, or determined by reference to the value of one or more foreign currencies, that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition thereof generally are also treated as ordinary income or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the

Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund will not be able to make any ordinary dividend distributions and distributions made before the losses were realized will be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in the Fund shares.

     Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced. Distributions from the Fund and gains on sale or exchange of Fund shares may be subject to state and local taxation.

     Dividends of net investment income and net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual or a foreign entity ("foreign shareholder") generally are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends or distributions. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax.

     Under certain provisions of the Internal Revenue Code, some shareholders may be subject to a 30% withholding tax on ordinary income dividends, capital gains dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number.

     The Fund may be subject to state or local tax in certain states where it is deemed to be doing business. Further, the state or local tax treatment of the Fund and of its shareholders with respect to distributions by the Fund and sales of Fund shares may differ from federal tax treatment. Distributions to, and sales of Fund shares by, shareholders may be subject to additional state and local taxes.

     Prospective investors in the Fund, including foreign persons, are urged to consult their own tax advisers regarding specific questions as to federal, state, local or other taxes.

                            PERFORMANCE INFORMATION

     YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. The yield is determined separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the NAV per share on the last day of this period.

     Yield is calculated according to the following formula:


YIELD = 2[( a - b   +1)(6) - 1]
            -----
             cd

Where: a = dividends and interest earned during the period.
b = expenses accrued for the period (net of reimbursements).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period.

     The yield for the 30-day period ended December 31, 2002 for the Fund's Class A, Class B, Class C and Class Z shares were 8.44%, 8.29%, 8.21% and 9.05%, respectively.

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yield for the Fund will vary depending on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of Fund income and expenses.

     The Board of Directors of the Fund has adopted procedures to ensure that the Fund's yield is calculated in accordance with Commission regulations. Under those procedures, limitations may be placed on yield to maturity calculations of particular securities.

     AVERAGE ANNUAL TOTAL RETURN. The Fund may also from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary -- Evaluating Performance" in the Fund's Prospectus.

     Average annual total return is computed according to the following formula:

                                P(1+T)(n) = ERV

Where:  P    =    a hypothetical initial payment of $1,000.
        T    =    average annual total return.
        n    =    number of years.

         ERV = Ending Redeemable Value of a hypothetical $1000 investment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof).

     Average annual total return assumes reinvestment of all distributions and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

     Below are the average annual total returns for the Fund's share classes for the periods ended December 31, 2002.

                                                          1        5       10        SINCE      INCEPTION
          WITH WAIVER AND/OR EXPENSE SUBSIDY            YEAR     YEARS    YEARS    INCEPTION      DATE
          ----------------------------------            -----    -----    -----    ---------    ---------
Class A...............................................  -5.50    -1.95    4.54       6.30        1-22-90
Class B...............................................  -6.56    -1.76    4.38       7.73        3-29-79
Class C...............................................  -3.94    -1.85     N/A       3.47         8-1-94
Class Z...............................................  -1.30    -0.87     N/A       2.40         3-1-96

                                                          1        5       10        SINCE      INCEPTION
        WITHOUT WAIVER AND/OR EXPENSE SUBSIDY           YEAR     YEARS    YEARS    INCEPTION      DATE
        -------------------------------------           -----    -----    -----    ---------    ---------
Class A...............................................  -5.50    -1.95    4.54       6.30        1-22-90
Class B...............................................  -6.56    -1.78    4.38       7.73        3-29-79
Class C...............................................  -3.94    -1.85     N/A       3.47         8-1-94
Class Z...............................................  -1.30    -0.87     N/A       2.40         3-1-96

     AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS, AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION).

     Average annual total return (after taxes on distributions) is computed according to the following formula:

                               P(1+T)(n) = ATV(D)

Where:  P      =    a hypothetical initial payment of $1,000.
        T      =    average annual total return (after taxes on distributions).
        n      =    number of years.

       ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

     Average annual total return (after taxes on distributions) assumes reinvestment of all distributions (less taxes on such distributions) and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption. Federal income taxes are calculated using the highest individual marginal income tax rates in effect on the reinvestment date.

     Below are the average annual total returns (after taxes on distributions) for the Fund's share classes for the periods ended December 31, 2002.

                                                                                       INCEPTION
WITH WAIVER AND/OR EXPENSE SUBSIDY   1 YEAR   5 YEARS   10 YEARS    SINCE INCEPTION      DATE
----------------------------------   ------   -------   --------    ---------------    ---------
Class A............................  -8.80     -5.55      0.64            2.34          1-22-90
Class B............................  -9.79     -5.22      0.07            2.84          3-29-79
Class C............................  -7.14     -5.27       N/A           -0.16           8-1-94
Class Z............................  -4.83     -4.66       N/A           -1.45           3-1-96

                                         1         5         10                          INCEPTION
WITHOUT WAIVER AND/OR EXPENSE SUBSIDY   YEAR     YEARS     YEARS      SINCE INCEPTION      DATE
-------------------------------------  ------   -------   --------    ---------------    ---------
Class A.............................   -8.80     -5.55      0.64            2.34          1-22-90
Class B.............................   -9.79     -5.22      0.70            2.84          3-29-79
Class C.............................   -7.14     -5.27       N/A           -0.16           8-1-94
Class Z.............................   -4.83     -4.66       N/A           -1.45           3-1-96

     Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                              P(1+T)(n) = ATV(DR)

Where:  P        =    a hypothetical initial payment of $1,000.
        T        =    average annual total return (after taxes on distributions
                      and redemption).
        n        =    number of years.

       ATV(DR)  = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.

     Average annual total return (after taxes on distributions and redemption) assumes reinvestment of all distributions (less taxes on such distributions) and takes into account any applicable initial or contingent deferred sales charges and any federal income taxes that may be payable upon redemption, but does not take into account any state income taxes that may be payable upon redemption. Federal income taxes are calculated using the highest individual marginal income tax rates in effect on the reinvestment date.

     Below are the average annual total returns (after taxes on distributions and redemption) for the periods ended December 31, 2002:

                                                                                                       INCEPTION
        WITH WAIVER AND/OR EXPENSE SUBSIDY           1 YEAR   5 YEARS   10 YEARS    SINCE INCEPTION      DATE
        ----------------------------------           ------   -------   --------    ---------------    ---------
Class A............................................  -3.39     -3.11      1.79           3.25           1-22-90
Class B............................................  -4.04     -2.89      1.79           3.48           3-29-79
Class C............................................  -2.43     -2.94       N/A           1.11            8-1-94
Class Z............................................  -0.81     -2.39       N/A           0.15            3-1-96

                                                                                                       INCEPTION
WITHOUT WAIVER AND/OR EXPENSE SUBSIDY                1 YEAR   5 YEARS   10 YEARS    SINCE INCEPTION      DATE
-------------------------------------                ------   -------   --------    ---------------    ---------
Class A............................................  -3.39     -3.11      1.79           3.25           1-22-90
Class B............................................  -4.04     -2.89      1.79           3.48           3-29-79
Class C............................................  -2.43     -2.94       N/A           1.11            8-1-94
Class Z............................................  -0.81     -2.39       N/A           0.15            3-1-96

     AGGREGATE TOTAL RETURN. The Fund may from time to time advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                     ERV-P
                                  -----------
                                       P

Where: P    = a hypothetical initial payment of $1000.
       ERV = Ending Redeemable Value at the end of the 1, 5, or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

     Below are the aggregate total returns for the Fund's share classes for the periods ended December 31, 2002.

                                                                                        SINCE      INCEPTION
WITH WAIVER AND/OR EXPENSE SUBSIDY                   1 YEAR    5 YEARS    10 YEARS    INCEPTION      DATE
----------------------------------                   ------    -------    --------    ---------    ---------
Class A............................................  -1.56%     -5.59%      62.35%     129.68%      1-22-90
Class B............................................  -2.07      -7.99       53.46      486.43       3-29-79
Class C............................................  -2.07      -7.99         N/A       34.58        8-1-94
Class Z............................................  -1.30      -4.26         N/A       17.64        3-1-96

                                                                                        SINCE      INCEPTION
WITHOUT WAIVER AND/OR EXPENSE SUBSIDY                1 YEAR    5 YEARS    10 YEARS    INCEPTION      DATE
-------------------------------------                ------    -------    --------    ---------    ---------
Class A............................................  -1.56%     -5.59%      62.35%     129.69%      1-22-90
Class B............................................  -2.07      -7.99       53.46      486.43       3-29-79
Class C............................................  -2.07      -7.99         N/A       34.58        8-1-94
Class Z............................................  -1.30      -4.26         N/A       17.64        3-1-96

     ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

     From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analyses supporting those ratings, other industry publications, business periodicals and market indices. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

     The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes.

     Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)
[Bar Graph]

COMMON STOCKS                                                      LONG-TERM GOV'T. BONDS                   INFLATION
-------------                                                      ----------------------                   ---------
10.2                                                                        5.50                               3.10

---------------

(1) Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                              FINANCIAL STATEMENTS

     The Fund's financial statements for the fiscal year ended December 31, 2002, incorporated into this SAI by reference to the Fund's 2002 annual report to shareholders (File No. 811-2896), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling
(800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

                                   APPENDIX I

                         GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years -- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

     Under normal conditions, the Fund's average maturity range is expected to be between 7 and 12 years.

MARKET TIMING

     Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility that, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX II -- HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     The following chart shows the long-term performance of various asset classes and the rate of inflation.

                     [HISTORICAL PERFORMANCE DATA GRAPHIC]


Value of $1.00 investment on
1/1/1926 through 12/31/2002

2001

Small Stocks $8,030.31

Common Stocks $1.979.21

Long-Term Bonds $52.76

Treasury Bills $17.34

Inflation $10.06

---------------

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any asset class or any Prudential mutual fund.

     Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long term. Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

     Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1991 through 2002. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary-Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS





--------------------------------------------------------------------------------------------------------------------
        YEAR           1991    1992    1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)               15.3%    7.2%   10.7%   (3.4)%  18.4%    2.7%    9.6%   10.0%  (2.56)% 13.52%   7.23%  11.50%

--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)          15.7%    7.0%    6.8%   (1.6)%  16.8%    5.4%    9.5%    7.0%   1.86%  11.16%   8.22%   8.75%

--------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT
GRADE
CORPORATE BONDS(3)     18.5%    8.7%   12.2%   (3.9)%  22.3%    3.3%   10.2%    8.6%  (1.96)%  9.39%  10.40%  10.52%

--------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD
BONDS(4)               46.2%   15.8%   17.1%   (1.0)%  19.2%   11.4%   12.8%    1.6%   2.39%  (5.86)%  5.28%  (1.41)%

--------------------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT
BONDS(5)               16.2%    4.8%   15.1%    6.0%   19.6%    4.1%   (4.3)%   5.3%  (5.07)% (2.63)% (3.54)% 21.99%

--------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN
HIGHEST AND LOWEST
RETURNS PERCENT        30.9%   11.0%   10.3%    9.9%    5.5%    8.7%   17.1%    8.4%   7.46%  19.10%  13.94%  23.40%

--------------------------------------------------------------------------------------------------------------------

---------------
 (1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

 (2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

 (3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S.
     dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

 (4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

 (5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

     The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

           LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-2002)
[LINE GRAPH]

1926                                                                            3.5439
----                                                                            ------
                                                                                  3.165
                                                                                 3.3994
                                                                                 3.4048
                                                                                 3.3041
                                                                                 4.0725
                                                                                 3.1515
                                                                                  3.356
                                                                                 2.9259
                                                                                 2.7634
1936                                                                             2.5541
                                                                                 2.7336
                                                                                 2.5237
                                                                                 2.2589
                                                                                 1.9434
                                                                                  2.036
                                                                                 2.4572
                                                                                 2.4788
                                                                                 2.4601
                                                                                 1.9926
1946                                                                             2.1235
                                                                                 2.4319
                                                                                 2.3692
                                                                                  2.091
                                                                                 2.2412
                                                                                 2.6875
                                                                                 2.7876
                                                                                 2.7356
                                                                                  2.719
                                                                                 2.9471
1956                                                                             3.4545
                                                                                  3.233
                                                                                  3.817
                                                                                  4.471
                                                                                 3.8031
                                                                                  4.152
                                                                                 3.9541
                                                                                 4.1694
                                                                                 4.2266
                                                                                 4.5002
1966                                                                             4.5549
                                                                                 5.5599
                                                                                 5.9776
                                                                                  6.867
                                                                                 6.4761
                                                                                 5.9662
                                                                                 5.9937
                                                                                 7.2562
                                                                                 7.6026
                                                                                 8.0467
1976                                                                             7.2087
                                                                                 8.0293
                                                                                 8.9772
                                                                                10.1151
                                                                                11.9872
                                                                                 13.339
                                                                                 10.951
                                                                                11.9663
                                                                                 11.701
                                                                                 9.5579
1986                                                                             7.8891
                                                                                 9.2043
                                                                                  9.185
                                                                                 8.1634
                                                                                 8.4436
                                                                                 7.3013
                                                                                 7.2573
                                                                                 6.5444
                                                                                 7.9924
                                                                                  6.028
1996                                                                             6.7253
                                                                                 6.0228
                                                                                 5.4235
                                                                                 6.8208
                                                                                 5.5805
2001                                                                             5.7509
2002                                                                            4.83538

---------------

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2002. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

     This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2002. It does not represent the performance of any Prudential mutual fund.

           AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
                     (12/31/1985 - 12/31/2002) (IN U.S.
DOLLARS)
[BAR GRAPH]

Denmark                                                                          10.58
Hong Kong                                                                        10.44
USA                                                                              10.25
Netherlands                                                                      10.00
United Kingdom                                                                    9.48
Switzerland                                                                       9.46
Sweden                                                                            9.41
Belgium                                                                           8.64
Spain                                                                             8.55
Europe                                                                            8.03
France                                                                            7.56
Australia                                                                         7.07
Canada                                                                            6.86
Norway                                                                            6.49
Austria                                                                           4.00
Germany                                                                           3.94
Italy                                                                             2.39
Japan                                                                            -1.21

---------------

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/02. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

     This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.
[Line Graph]

                                                                  CAPITAL APPRECIATION AND
                                                                   REINVESTING DIVIDENDS            CAPITAL APPRECIATION ONLY
                                                                  ------------------------          -------------------------
12/31/1977                                                               10000.00                           10000.00

                            No Plot Points provided

12/31/2002                                                              211280.00                           92515.00

---------------

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: 15.9 TRILLION

                                  [CHART]
                          U.S....................56.20
                          Europe.................29.70
                          Pacific Basin..........11.80
                          Canada..................2.30

---------------

Source: Morgan Stanley Capital International, December 31, 2002. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1600 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes and does not represent the allocation of any Prudential mutual fund.

                                  APPENDIX III

                  INFORMATION RELATING TO PORTFOLIO SECURITIES

     The following chart shows where the Fund fits in the Prudential Fund Family in terms of the maturity of its portfolio securities.

                                [MATURITY GRAPH]

     The Fund may provide: higher yield and total return than Prudential's Government Income, Global Total Return and Total Return Bond funds, but with lower overall quality.

     Currently, the Fund is maintaining an intermediate-term duration. This is subject to change.

                                      III-1